Exhibit 4(zz)



Reach Shareholders
(Variation) Agreement No. 6



between

TELSTRA CORPORATION LIMITED
as Telstra

TELSTRA HOLDINGS (BERMUDA) NO 1 LIMITED
as Telstra Shareholder

TELSTRA HOLDINGS PTY LIMITED
as Telstra Holding

PCCW LIMITED
as PCCW

PACIFIC CENTURY CABLE HOLDINGS LIMITED
as PCCW Shareholder

and

REACH LTD.
as Reach




relating to



Reach Shareholders' Agreement dated 13 October 2000




Simmons & Simmons

35th Floor  Cheung Kong Center  2 Queen's Road Central  Hong Kong
T (852) 2868 1131  F (852) 2810 5040  DX 009121 Central 1


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                                    CONTENTS



1.       INTERPRETATION.....................................................1

2.       VARIATION OF ORIGINAL AGREEMENT....................................2

3.       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT............................2

4.       COUNTERPARTS.......................................................2

5.       LAW AND JURISDICTION...............................................2

SCHEDULE ...................................................................3

THIS AGREEMENT is dated 16 April 2005 and made

BETWEEN:

(1) TELSTRA CORPORATION LIMITED (ABN 33 051 775 556) of 242 Exhibition Street, Melbourne, Victoria, Australia ("Telstra");

(2) TELSTRA HOLDINGS (BERMUDA) NO 1 LIMITED of Clarendon House, 2 Church Street, Hamilton HM11, Bermuda ("Telstra Shareholder");

(3) TELSTRA HOLDINGS PTY LIMITED (ABN 45 057 808 938) of 242 Exhibition Street, Melbourne, Victoria, Australia ("Telstra Holding");

(4) PCCW LIMITED (formerly Pacific Century CyberWorks Limited) of 39th Floor, PCCW Tower, TaiKoo Place, 979 Kings Road, Quarry Bay, Hong Kong ("PCCW");

(5) PACIFIC CENTURY CABLE HOLDINGS LIMITED of Clarendon House, 2 Church Street, Hamilton HM11, Bermuda ("PCCW Shareholder"); and

(6) REACH LTD. (formerly known as Joint Venture (Bermuda) No. 1 Limited) of Clarendon House, 2 Church Street, Hamilton HM11, Bermuda ("Reach").

together the "Parties" and each a "Party"


Background:

(A) The Parties entered into the Reach Shareholders' Agreement dated 13 October 2000 ("Original Agreement"), pursuant to which Telstra and PCCW agreed to form Reach as a joint venture into which Telstra and PCCW combined their respective global wholesale businesses.

(B) The Original Agreement was varied pursuant to the IP Backbone Company Shareholders (Variation) Agreement dated 31 January 2001, the IP Backbone Shareholders (Variation) Agreement No. 2 dated 8 March 2001, the IP Backbone Shareholders (Variation) Agreement No. 3 dated April 2002, the Reach Shareholders (Variation) Agreement No. 4 dated 26 June 2002 and the Reach Shareholders (Variation) Agreement No. 5 dated 15 April 2003 referred to in this Agreement as the "Previous Variation Agreements".

(C) The Parties now wish to further vary the terms of the Original Agreement and have agreed to vary and restate the Original Agreement in the manner provided for in this Agreement.

NOW IN CONSIDERATION FOR THE MUTUAL COVENANTS CONTAINED HEREIN IT IS HEREBY AGREED as follows:

1.   INTERPRETATION

1.1  Previously defined terms

     Terms defined in the Original Agreement shall, save to the extent that the context otherwise requires, bear the same respective meanings in this Agreement.


                                       1
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2.   VARIATION OF ORIGINAL AGREEMENT

2.1  Variations

     With effect from the date of this Agreement, the Original Agreement (as amended by the Previous Variation Agreements) shall be amended and restated as set out in the Schedule to this Agreement.

2.2  Original Agreement confirmed

     Save as varied by this Agreement, the Original Agreement (as amended by the Previous Variation Agreements) is confirmed and shall remain in full force and effect.

3.   CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

     No person who is not a party to this Agreement shall have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

4.   COUNTERPARTS

4.1  Execution of counterparts

     This Agreement may be executed in any number of counterparts which together shall constitute one agreement. Each Party may enter into this Agreement by executing a counterpart and this Agreement shall not take effect until it has been executed by all Parties.

5.   LAW AND JURISDICTION

5.1  English Law

     This Agreement shall be governed by, and construed in accordance with, English law.

5.2  Submission to jurisdiction

     Each Party submits to the non-exclusive jurisdiction of the courts of England and courts of appeal from them. Each Party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

IN WITNESS whereof the Parties have caused this Agreement to be duly executed on the day and year first written.

                                    SCHEDULE

                        --------------------------------
                        Dated                       2000


                          Reach Shareholders Agreement
                                       -
                       Amended and Restated 16 April 2005
                           Telstra Corporation Limited
                                   ("Telstra")

                          Telstra Holdings Pty Limited
                               ("Telstra Holding")

                     Telstra Holdings (Bermuda) No 1 Limited
                             ("Telstra Shareholder")

                                  PCCW Limited
                                    ("PCCW")

                     Pacific Century Cable Holdings Limited
                              ("PCCW Shareholder")

                                   Reach Ltd.
                                   ("Company")




                            Mallesons Stephen Jaques
                                   Solicitors

                             Governor Phillip Tower
                                 1 Farrer Place
                                 Sydney NSW 2000
                                 Tel: 9296 2000
                                 Fax: 9296 3999
                                 DX: 113 Sydney
                                  Ref: DAW/LMW
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                                                                               1
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Contents    Shareholders Agreement
--------------------------------------------------------------------------------

            1        Interpretation                                          1

            2        Commencement and Completion                            14

            3        [Intentionally blank]                                  14

            4        Business of the Company Group                          14

            5        Board of Directors and management                      16

            6        Responsibilities of the Board                          24

            7        Management and operations                              25

            8        Capital and Funding                                    29

            9        Restrictions on disposal of Shares etc.                32

            10       Related Party Operations Principles and Arrangements   39

            11       Performance and relationship                           42

            12       Related party agreements                               44

            13       Default                                                45

            14       Regulatory issues                                      46

            15       Constitution of Company and subsidiaries               46

            16       Warranties and Undertakings                            46

            17       Indemnities                                            51

            18       Company information                                    51

            19       Confidentiality                                        55

            20       Expiry                                                 63

            21       Severability                                           64

            22       Entire agreement                                       64

            23       No representations or warranties                       64

            24       No undisclosed principals or undisclosed trusts        64

            25       No partnerships                                        65

            26       Assignment                                             65

            27       Notices                                                65

            28       General                                                66



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                                                                               2
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            29       Governing law                                          68

            Schedule 1   [Intentionally blank]                              70

            Schedule 2   [Intentionally blank]                              71

            Schedule 3   [Intentionally blank]                              72

            Schedule 4   [Intentionally blank]                              73
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                                  Reach Shareholders Agreement - as amended
                                  and restated on 16 April 2005


Date:                             13 October 2000

Parties:                          TELSTRA CORPORATION LIMITED
                                  (ABN 33 051 775 556) of
                                  242 Exhibition Street,
                                  Melbourne, Victoria, Australia ("Telstra")

                                  TELSTRA HOLDINGS (BERMUDA) NO 1 LIMITED of
                                  Clarendon House, 2 Church Street, Hamilton
                                  HM11, Bermuda ("Telstra Shareholder")

                                  TELSTRA HOLDINGS PTY LIMITED (ABN 45 057 808
                                  938) of 242 Exhibition Street, Melbourne,
                                  Victoria, Australia ("Telstra Holding")

                                  PCCW LIMITED (formerly known as Pacific
                                  Century CyberWorks Limited) of 39/F, PCCW
                                  Tower, TaiKoo Place, 979 King's Road, Quarry
                                  Bay, Hong Kong ("PCCW")

                                  PACIFIC CENTURY CABLE HOLDINGS LIMITED of
                                  Clarendon House, 2 Church Street, Hamilton
                                  HM11, Bermuda ("PCCW Shareholder")

                                  REACH LTD. (formerly known as
                                  Joint Venture (Bermuda) No 1
                                  Limited) of Clarendon House, 2 Church Street, Hamilton HM11, Bermuda ("Company")

Recitals:
                           A. Telstra and PCCW have agreed to form the Company as a joint venture into which Telstra and PCCW will combine their respective global wholesale businesses.

                           B. The Parties agree to regulate the management of the Company and related operational issues on the terms set out in this agreement.

Operative provisions:

1    Interpretation
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Definitions
                           1.1 In this agreement, these meanings apply unless the contrary intention appears:

                                  2005 Agreements means the Reach Debt and
                                  Asset Restructure Deed together with the agreements listed in clause 3 of that deed.

                                  20% Shareholder means a Founder Shareholder that holds 20% or more of the total issued Shares.


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                                  25% Shareholder means a Founder Shareholder
                                  that holds 25% or more of the total issued
                                  Shares and is not a defaulting Shareholder
                                  (as defined in clause 13.1).

                                  35% Shareholder means a Founder Shareholder that holds 35% or more of the total issued Shares and is not a defaulting Shareholder (as defined in clause 13.1).

                                  Agreed Scope, in relation to the Business, means the scope and activities of the Business set out in clause 4 as from time to time changed by or in accordance with resolutions of the Board made in conformity with clause 5.31.

                                  Agreed Uncommitted Capex is defined in the Capacity Allocation Agreement.

                                  Approved Business Plan is the Business Plan that has most recently been adopted by the Board pursuant to clauses 7.13 to 7.15 as from time to time revised by the Board.

                                  Associated Company of Mr Li means a body corporate where individually or collectively,

                                  (a) PCCW, and/or

                                  (b) Mr Li, and/or

                                  (c) one or more Family Interests of Mr Li,
                                      and/or

                                  (d) one or more Trust Interests of Mr Li,

                                  directly or indirectly:

                                  (e) owns or own 35% or more of the
                                      issued capital of,

                                  (f) is or are entitled to 35% or more of
                                      the economic interest in,

                                  (g) can exercise or control the exercise
                                      of 35% or more of the votes that may
                                      be cast at general meetings of
                                      members of, or

                                  (h) can control the composition of a
                                      majority of the board of directors
                                      of,

                                  the body corporate.

                                  Associated Company of PCCW means a body
                                  corporate where, individually
                                  or collectively,

                                  (a) PCCW, and/or

                                  (b) Mr Li, and/or

                                  (c) one or more Family Interests of Mr Li,
                                      and/or


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                                  (d) one or more Trust Interests of Mr Li,

                                  directly or indirectly:

                                  (e) owns or own 35% or more of the
                                      issued capital of,

                                  (f) is or are entitled to 35% or more of
                                      the economic interest in,

                                  (g) can exercise or control the exercise of
                                      35% or more of the votes that may be cast at general meetings of members of, or

                                  (h) can control the composition of a majority
                                      of the board of directors of,

                                  the body corporate.

                                  Associated Company of Telstra means a body corporate where Telstra directly or indirectly,

                                  (a) owns 35% or more of the issued capital
                                      of,

                                  (b) is entitled to 35% or more of the
                                      economic interest in,

                                  (c) can exercise or control the exercise of
                                      35% or more of the votes that may be cast at general meetings of members of, or

                                  (d) can control the composition of a majority
                                      of the board of directors of,

                                  the body corporate.

                                  Associated Company of the Company means a body corporate where the Company directly or indirectly:

                                  (e) owns 35% or more of the issued capital
                                      of,

                                  (f) is entitled to 35% or more of the
                                      economic interest in,

                                  (g) can exercise or control the exercise of
                                      35% or more of the votes that may be cast at general meetings of members of, or

                                  (h) can control the composition of a majority
                                      of the board of directors of,

                                  the body corporate.

                                  Authorised Officer means a person appointed by a party to act as an Authorised Officer for the purposes of this agreement.

                                  Board means all or some of the Directors acting as a board.

                                  Budget in relation to a Financial
                                  Year, means a detailed operating budget for the Company Group for the Financial Year containing:


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                                  (a) projections as at the end of each month
                                      of:

                                    (i) consolidated income, expenses, cashflow
                                        and balance sheet for the Company and
                                        its subsidiaries ("reporting entity");

                                    (ii) income, expenses, cashflow and balance
                                        sheet of each Company Entity; and

                                  (b) forecasts of capital expenditure and
                                      working capital requirements for the
                                      reporting entity and each Company Entity during each month and whether any additional funds will be required.

                                  Business means the business carried on by the Company Group at any time in accordance with the terms of this agreement (as amended from time to time).

                                  Business Day means a day not being a
                                  Saturday, Sunday or public holiday in Sydney or Hong Kong.

                                  Business Plan means, a business plan for the conduct, operations, administration and development of the Company Group and the business, investments and affairs of the Company Group.

                                  Capacity Allocation Agreement means the
                                  agreement entitled "Capacity Allocation
                                  Agreement" between the Founders, Reach Global Networks Ltd, and PCCW Communications (Singapore) Pte Ltd.

                                  CEO means the chief executive officer of the Company.

                                  CFO means the chief financial officer of the Company.

                                  Chairman means the Director who is chairman of the Board and meetings of the members of the Company.

                                  Commencement Date means the date of this agreement (13 October 2000).

                                  Committed Capex is defined in the Capacity
                                  Allocation Agreement

                                  Companies Ordinance means the Companies
                                  Ordinance, Chapter 32 of the Laws of Hong
                                  Kong.

                                  Company Entity means the Company or a
                                  subsidiary of the Company.

                                  Company Group means the Company and its
                                  subsidiaries and a reference to the Company
                                  Group includes a reference to any one or more of the Company and its subsidiaries.

                                  Company Information is information of any kind (including financial data and information that is Confidential Information of the Company as defined in clause 19.1(f)) relating to or produced or used for or in


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                                                                               5
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                                  connection with the Company Group or the
                                  Business or assets, liabilities or other affairs of the Company Group.

                                  Completion means Completion as defined in the Completion Agreement.

                                  Completion Agreement means the Project Five
                                  Star Completion Agreement between the
                                  Founders and others dated the same day as this agreement.

                                  Completion Date or date of Completion is the date on which Completion occurs.

                                  Connectivity means capacity and connectivity for the carriage of Telecommunications Traffic.

                                  Connectivity Infrastructure means
                                  telecommunications networks, infrastructure and facilities, and related systems for providing Connectivity for Connectivity Services.

                                  Connectivity Service is a telecommunications service that provides Connectivity.

                                  Constitution means the memorandum of
                                  association and bye laws of the Company.

                                  controlled corporation of Telstra means a body corporate where, individually or collectively,

                                  (a) Telstra, and/or

                                  (b) one or more Associated Companies of
                                      Telstra, and/or

                                  (c) one or more Telstra Trust interests,

                                  directly or indirectly:

                                  (d) owns or own 35% or more of the issued
                                      capital of,

                                  (e) is or are entitled to 35% or more of the
                                      economic interest in,

                                  (f) may exercise or control the exercise of
                                      35% or more of the votes that may be cast at general meetings of members of, or

                                  (g) may control the composition of the
                                      majority of the board of directors of,

                                  the body corporate.

                                  controlled corporation of PCCW means a body corporate, where individually or collectively,

                                  (a) PCCW, and/or


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                                                                               6
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                                  (b) one of more Associated Companies of PCCW,
                                      and/or

                                  (c) one or more PCCW Trust Interests, and/or

                                  (d) one or more Family Interests of Mr Li,
                                      and/or

                                  (e) one or more Associated Companies of Mr
                                      Li,

                                  directly or indirectly:

                                  (f) owns or own 35% or more of the issued
                                      capital of,

                                  (g) is or are entitled to 35% or more of the
                                      economic interest in,

                                  (h) may exercise or control the exercise of
                                      35% or more of the votes that may be cast at general meetings of members of, or

                                  (i) may control the composition of the
                                      majority of the board of directors of,

                                  the body corporate.

                                  controlled corporation of Mr Li means a body corporate where, individually or collectively,

                                  (a) Mr Li, and/or

                                  (b) one or more Family Interests of Mr Li,
                                      and/or

                                  (c) one or more Trust Interests of Mr Li,
                                      and/or

                                  (d) one or more Associated Companies of Mr
                                      Li, and/or

                                  (e) PCCW; and/or

                                  (f) one or more Associated Companies of PCCW;
                                      and/or

                                  (g) one or more PCCW Trust Interests,

                                  directly or indirectly:

                                  (h) owns or own 35% or more of the issued
                                      capital of,

                                  (i) is or entitled to 35% or more of the
                                      economic interest in,

                                  (j) may exercise or control the exercise of
                                      35% or more of the votes that may be cast at general meetings of members of, or

                                  (k) may control the composition of the
                                      majority of the board of directors of,

                                  the body corporate.

                                  controlled corporation of the Company means a body corporate where individually or collectively:


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                                  (a) the Company, and/or

                                  (b) one or more Associated Companies of the
                                      Company,

                                  directly or indirectly:

                                  (c) owns or own 35% or more of the issued
                                      capital of,

                                  (d) is or are entitled to 35% or more of the
                                      economic interest in,

                                  (e) can exercise or control the exercise of
                                      35% or more of the votes that may be cast at general meetings of, or

                                  (f) can control the composition of the
                                      majority of the board of directors of,

                                  the body corporate.

                                  COO means the chief operations officer of the Company.

                                  Corporations Law has the meaning it has in the Corporations Act 1989 of the Commonwealth of Australia.

                                  Deputy Chairman means the Director who is the deputy chairman of the Board and meetings of members of the Company.

                                  Director means a director of the Company.

                                  direct wholly-owned subsidiary, in relation to a body corporate, means a subsidiary of the body corporate where none of the shares (of whatever kind) in the subsidiary are held by a person other than the body corporate or are the subject of any Security Interest except a Security Interest created and subsisting as permitted pursuant to clause 9 for that subsidiary.

                                  dispose of, in relation to a security, means any dealing with the security including a sale, transfer, assignment, creation of a trust or option or Security Interest over or in respect of or swap or alienation of all or any part of the rights attaching to the security, or any legal or equitable interest in the security.

                                  economic entity includes a body corporate, trust, joint venture, partnership or other economic entity.

                                  Embargoed PCCW Shareholder Securities means all PCCW Shareholder Securities except for any that have been transferred in accordance with clause 9.9 or 9.11.


                                  Embargoed Telstra Shareholder Securities means all Telstra Shareholder Securities except for any that have been transferred in accordance with clause 9.10 or 9.12.


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                                  Existing Business means the existing business
                                  entities, investments, assets and businesses that are acquired by the Company Group upon Completion pursuant to the Establishment Agreements.

                                  Family Interest of Mr Li means Mr Li's spouse and/or any child or step-child under the age of 18 years of Mr Li or his spouse.

                                  Financial Year is a period of 12 consecutive months ending on 31 December, provided that the first Financial Year will begin on the Completion Date and end on 31 December 2001.

                                  Founder means PCCW or Telstra.

                                  Founder Group means Telstra Group or PCCW
                                  Group.

                                  Founder Shareholder means the PCCW
                                  Shareholder or the Telstra Shareholder.

                                  Government Agency means any Minister,
                                  governmental, semi-governmental, regulatory, administrative, fiscal, judicial or quasi-judicial body, department, commission, authority, tribunal, agency or official.

                                  Hong Kong means the Hong Kong Special
                                  Administrative Region of the Peoples Republic of China.

                                  A body corporate is Insolvent if:

                                  (a) an order is made or an effective
                                      resolution has been passed for it to be
                                      wound up, or dissolved without winding-up
                                      (otherwise than for the purposes of
                                      reconstruction or amalgamation) and that order or resolution has been in effect for a continuous period of more than 30 days;

                                  (b) a receiver, receiver manager, judicial
                                      manager, liquidator, provisional
                                      liquidator, official manager,
                                      administrator, trustee or like official
                                      has been appointed over the whole or any material part of its undertaking or property and the appointment has been in effect for a continuous period of more than 30 days;

                                  (c) an encumbrancer or other holder of a
                                      Security Interest has taken possession of the whole or any material part of its undertaking or property and has been in possession for a continuous period of more than 30 days;

                                  (d) any distress, execution, sequestration or
                                      other similar process has been levied or enforced upon or sued out against the whole or any material part of its property and has remained undischarged for a continuous period of more than 30 days;

                                  (e) it has made an assignment for the benefit
                                      of creditors (including a class of
                                      creditors) generally;


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                                                                               9
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                                  (f) it is subject to any arrangement,
                                      assignment, moratorium or composition,
                                      protected from creditors under any
                                      statute or dissolved (in each case, other than to carry out a reconstruction or amalgamation while solvent on terms approved in writing by the Founders); or

                                  (g) a situation substantially analogous to
                                      any of (a) to (f) exists in connection
                                      with the body corporate under the law of any jurisdiction.

                                  Establishment Agreements means:

                                  (a) the agreements included in the definition
                                      of "Establishment Agreements" in the
                                      Completion Agreement;

                                  (b) the Completion Agreement; and

                                  (c) any agreements entered into pursuant to
                                      clause 10.10 or 10A (as those clauses
                                      have operated from time to time)

                                  Mr Li means Richard Li Tzar Kai.

                                  Party means a Founder, a Founder Shareholder and in accordance with clauses 1.4 and 1.5, the Company and Telstra Holding.

                                  PCCW Entity means PCCW or a subsidiary of PCCW.

                                  PCCW Group means PCCW, and its subsidiaries and a reference to the PCCW Group includes a reference to any one or more of PCCW and its subsidiaries but does not include a reference to the Company or any of its subsidiaries.

                                  PCCW Interest means,

                                  (a) Mr Li,

                                  (b) a controlled corporation of PCCW;

                                  (c) a controlled corporation of Mr Li;

                                  (d) a Family Interest of Mr Li, or

                                  (e) a Trust Interest of Mr Li.

                                  PCCW Parties means PCCW and the PCCW
                                  Shareholder.

                                  PCCW Shareholder Security means an issued share in the capital, or other security, of the PCCW Shareholder.

                                  PCCW Shares means all Shares:

                                  (a) held by the PCCW Shareholder at the time
                                      of Completion; or


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                                                                              10
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                                  (b) from time to time issued to the PCCW
                                      Shareholder after Completion;

                                  except Shares that the PCCW Shareholder has transferred as provided in clause 9.5(a).

                                  PCCW Trust Interest means the trustees,
                                  acting in their capacity as trustees,
                                  of a trust of which PCCW and/or an
                                  Associated Company of PCCW:

                                  (a) is a beneficiary, or

                                  (b) in the case of a discretionary trust, is
                                      a discretionary object.

                                  PCCW's international assets are the economic entities, businesses and assets that under the Establishment Agreements will be transferred on Completion from the PCCW Group to the Company Group. To avoid doubt a reference to PCCW's international assets includes businesses and assets that are at the time of Completion businesses and assets of an economic entity that on Completion becomes a PCCW Entity.

                                  Process Agent means:

                                  (a) for the Telstra Parties: Telstra Europe
                                      Limited, Telstra House, 21 Tabernacle
                                      Street, London EC2A 4DE;

                                  (b) for the PCCW Parties: Simmlaw Services
                                      Limited, c/o Simmons & Simmons,
                                      CityPoint, One Ropemaker Street, London
                                      EC2Y 9SS;

                                  (c) for the Company: Reach Europe Limited,
                                      50-52 Paul Street, London EC2A 4LB.

                                  Reach Debt and Asset Restructure Deed means the deed entitled "Reach Debt and Asset Restructure Deed" between, amongst others, the Founders and Reach.

                                  Reach Network Services Agreement means the agreement entitled "Reach Network Services Agreement" between certain members of the Founder Groups and Company Group.

                                  Representative of a person includes an
                                  employee, agent, officer, director, auditor, legal, accounting, tax or financial adviser or other consultant of that person.

                                  securities has the same meaning as in the Securities and Futures Ordinance, Chapter 571 of the Laws of Hong Kong and includes Shares; and "security" shall be construed accordingly.

                                  Security Interest, over a security or other asset means, a mortgage, assignment, charge, trust, pledge, lien, hypothecation, power, title retention arrangement, or other encumbrance or third party right over or in respect of:


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                                  (i)   the security or asset,

                                  (ii)  a legal or equitable interest in the
                                        security or asset, or

                                  (iii) a right attaching to the security or
                                        asset.

                                  Share means an ordinary voting share in the capital of the Company and Shareholding means a holding of Shares.

                                  Shareholder means a person that holds the legal interest in a Share.

                                  Tax means taxes (direct and indirect),
                                  levies, imposts, deductions, charges,
                                  withholdings and duties, together with any related interest, penalties, fines and other statutory charges whether accruing before or after Completion.

                                  Telecommunications Traffic is communications of all descriptions including voice, data and signals of all kinds and whether carried by means of switched or unswitched telephony, data transmission (including ATM or frame relay), leased or dedicated lines, circuits or satellite slots, over the Internet, or by other means of transmission.

                                  Telstra Entity means Telstra or a subsidiary of Telstra.

                                  Telstra Group means Telstra, and its
                                  subsidiaries and a reference to the Telstra
                                  Group includes a reference to any one or more of Telstra and its subsidiaries but does not include a reference to the Company or any of its subsidiaries.

                                  Telstra Parties means Telstra, Telstra
                                  Holding and the Telstra Shareholder.

                                  Telstra Shareholder Security means an issued share in the capital, or other security, of the Telstra Shareholder.

                                  Telstra Shares means all Shares:

                                  (a) held by the Telstra Shareholder at the
                                      time of Completion; or

                                  (b) from time to time issued to the Telstra
                                      Shareholder after Completion,

                                  except Shares that the Telstra Shareholder has transferred as provided in clause 9.6(a) or replacement clause 9.6(a).

                                  Telstra Trust Interest means the trustees acting in their capacity as trustees, of a trust of which Telstra and/or an Associated Company of Telstra:

                                  (a) is a beneficiary, or

                                  (b) in the case of a discretionary trust, is
                                      a discretionary object.

                                                                              12
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                                  Telstra's international assets are the
                                  economic entities, businesses and assets that under the Establishment Agreements will be transferred on Completion from the Telstra Group to the Company Group. To avoid doubt a reference to Telstra's international assets includes businesses and assets that at the time of Completion are businesses and assets of an economic entity that on Completion becomes a Telstra Entity.

                                  Trust Interest of Mr Li means the trustees, acting in their capacity as trustees, of a trust of which Mr Li or an Associated Company of Mr Li:

                                  (a) is a beneficiary, or

                                  (b) in the case of a discretionary trust, is
                                      a discretionary object and in relation to which Mr Li and/or an Associated Company of Mr Li is involved in the management.

References to certain general terms

                              1.2 Unless the contrary intention appears, in
                                  this agreement:

                                  (a) a reference to a document (including this
                                      agreement) includes any variation or
                                      replacement of it;

                                  (b) a reference to a clause, annexure or
                                      schedule is a reference to a clause in or annexure or schedule to this agreement;

                                  (c) except in relation to the Corporations
                                      Law and the Companies Ordinance a
                                      reference to a statute, ordinance, code
                                      or other law includes regulations and
                                      other instruments under it and
                                      consolidations, amendments, re-enactments or replacements of any of them;

                                  (d) the singular includes the plural and vice
                                      versa;

                                  (e) a reference to a "person" includes a
                                      reference to an individual, a firm, a
                                      body corporate, a partnership, joint
                                      venture, an unincorporated body or
                                      association, or any Government Agency;

                                  (f) a reference to a particular person
                                      includes a reference to the person's
                                      executors, administrators, successors,
                                      substitutes (including persons taking by novation) and assigns;

                                  (g) a reference to a

                                      (i) subsidiary; or

                                      (ii) holding company; or

                                      (iii) a wholly owned subsidiary; or

                                      (iv) ultimate holding company.

                                                                              13
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                                      of a body corporate, is to be construed
                                      in accordance with the Corporations
                                      Law.

                                  (h) a reference to a "related entity" of a
                                      body corporate is a reference to:

                                      (i)   a subsidiary of the body corporate;

                                      (ii)  a holding company of the body
                                            corporate; or

                                      (iii) another body corporate that is a
                                            subsidiary of a holding company of
                                            the body corporate,

                                      other than the Company or a subsidiary of the Company.

                                  (i) a reference to a "related person" of a
                                      Shareholder is a reference to a director, officer, employee or other representative of the Shareholder or of a related entity of the Shareholder,

                                  (j) an agreement, undertaking, warranty or
                                      indemnity in favour of two or more
                                      persons is for the benefit of them
                                      jointly and each of them individually;

                                  (k) an agreement, undertaking or warranty by
                                      two or more persons binds them jointly
                                      and each of them individually;

                                  (l) a reference to a "share" or a "debenture"
                                      is to be construed in accordance with the Companies Ordinance;

                                  (m) if a period of time dates from a given
                                      day or the day of an act or event, it is to be calculated exclusive of that day;

                                  (n) a reference to a day is to be interpreted
                                      as the period of time commencing at
                                      midnight and ending 24 hours later;

                                  (o) the words "include", "including", "for
                                      example" or "such as" are not used as,
                                      nor are they to be interpreted as, words of limitation, and, when introducing an example, do not limit the meaning of the words to which the example relates to that example or examples of a similar kind;

                                  (p) if an act under this agreement to be done
                                      by a party (including the Company) on or by a given day is done after 5.30pm on that day, it is taken to be done on the next day;

                                  (q) if an event under this agreement must
                                      occur on a stipulated day which is not a Business Day then the stipulated day will be taken to be the next Business Day;

                                  (r) a reference to a month is to a calendar
                                      month;

                                  (s) all currency references are to lawful
                                      currency of the United States of America;

                                                                              14
--------------------------------------------------------------------------------


                                  (t) a reference to the transfer of a Share is
                                      a reference to the transfer of the Share free of any Security Interest;

                                  (u) to avoid doubt, a subsidiary

                                      (i)   of PCCW is a controlled corporation
                                            of PCCW;

                                      (ii)  of Telstra is a controlled
                                            corporation of Telstra; and

                                      (iii) of the Company is a controlled
                                            corporation of the Company.

Headings

                              1.3 Headings are for convenience only and do
                                  not affect the interpretation of this
                                  agreement.

Company/Telstra Holding as a Party

                              1.4 A reference to a "Party" or the "Parties"
                                  includes a reference to the Company only in and for the purposes of clauses 10, 10.A, 10.B, 14, 15 and 21 through 29.

                              1.5 A reference to a "Party" or the "Parties"
                                  includes a reference to Telstra Holding for the purposes of clauses 21 through 29.


2        Commencement and Completion
--------------------------------------------------------------------------------
Effect

                              2.1 This agreement takes effect and is
                                  operative upon and from the Commencement
                                  Date.


3        [Intentionally blank]
--------------------------------------------------------------------------------


4        Business of the Company Group
--------------------------------------------------------------------------------

                              4.1 [Intentionally blank]

Scope of the business of the Company

                              4.2 It is recognised that, prior to 1 March
                                  2005, the Company Group was a supplier of Connectivity Services to third parties such as telecommunications carriers and service providers, and Internet service providers.

                              4.3 Effective from 1 March 2005, the Business
                                  was transformed to be one under which, for the most part, the Company Group provides services to the PCCW Group and the Telstra Group pursuant to the 2005 Agreements. The scope and activities of the Business are to be within and in accordance with the following description, business objectives and parameters:

                                                                              15
--------------------------------------------------------------------------------


                                  (a) The principal objective of the Business
                                      will be for the Company Group to be a
                                      provider of data services to the PCCW
                                      Group and the Telstra Group and voice,
                                      satellite and data centre services to
                                      third parties and the PCCW Group and the Telstra Group.

                                  (b) The Business will be operated as a global
                                      business with its headquarters in Hong
                                      Kong and a set of worldwide points of
                                      presence.

                                  (c) The Connectivity Services supplied by the
                                      Business will provide Connectivity
                                      through both terrestrial and
                                      non-terrestrial delivery platforms.

                                  (d) The focus of the Business and its
                                      development in relation to Connectivity
                                      Infrastructure will be on the
                                      construction, ownership, management and
                                      operation of Cross Border Connectivity
                                      Infrastructure.

                                  (e) Outside Australia and Hong Kong the
                                      Connectivity Services supplied by the
                                      Business will be predominantly city to
                                      city services that provide Connectivity
                                      between markets and networks rather than simply between international gateways in different countries.

                                  (f) The commercial relationships between on
                                      the one hand the Company Group and
                                      Business and on the other hand:

                                      (i)      Telstra Entities and their
                                               domestic wholesale and
                                               retail operations in
                                               markets in Australia; and

                                      (ii)     PCCW Entities and their
                                               domestic wholesale and
                                               retail operations in
                                               markets in Hong Kong,

                                      will be the subject of the
                                      Establishment Agreements and the
                                      2005 Agreements.

                                  (g) The Business will be built on the base of
                                      the relevant staff from both Telstra
                                      Group and PCCW Group. Generally staff
                                      entering the Company Groups service will sever their ties with PCCW Group and Telstra Group, with the exception of staff with specific skills who may be seconded from Telstra Group and PCCW Group while permanent resources are being found. Staff in headquarters functions may be spread across various sites where the Business is operated worldwide, to ensure a balanced cultural and expertise mix, but with the majority being located in Hong Kong and Australia initially. Management incentives will be flexibly structured to reflect the priorities and strategic direction set by the Board from time to time, with particular emphasis on enhancement of shareholder value.

                                                                              16
--------------------------------------------------------------------------------


Definitions used in this clause 4

                             4.4  Certain capitalised terms used in this
                                  clause 4 are defined in clause 10.15.


5    Board of Directors and management
--------------------------------------------------------------------------------
Scope

                              5.1 This clause 5 has effect from the
                                  Commencement Date and is subject to clause
                                  13.

Appointment of Directors

                              5.2 Each Founder Shareholder is entitled to
                                  appoint Directors in accordance with this clause 5, to remove any Director appointed by it, and (subject to clauses 5.6 and 5.7) to replace a Director appointed by it who dies, resigns or is removed from or otherwise vacates office.

                              5.3 Each appointment, removal or replacement
                                  of a Director by a Founder Shareholder must be made by notice to the Company and each of the other Shareholders.

First Board

                              5.4 The Board will consist of the number of
                                  Directors that the Founder Shareholders
                                  between them are entitled to appoint pursuant to this clause 5. The Board may act notwithstanding any vacancy in its numbers.

                              5.5 Subject to clause 5.6, the Board will be
                                  comprised as follows:

                                  (a) 2 Directors appointed by the Telstra
                                      Shareholder; and

                                  (b) 2 Directors appointed by the PCCW
                                      Shareholder.

Subsequent Boards
5.6 The number of Directors that each Founder Shareholder may appoint will be determined in accordance with the following table:



                              ------------------------------------------------
                                Percentage of total     Number of Directors the
                               issued Shares held by    Founder Shareholder is
                              the Founder Shareholder     entitled to appoint

                              Less than 15%                     0
                              15% to less than 25%              2
                              25% to less than 35%              3
                              35% or more                       4
                              ------------------------------------------------

                                                                              17
--------------------------------------------------------------------------------


                              5.7 If the number of Directors in office
                                  appointed by a Founder Shareholder becomes greater than the number that the Founder Shareholder is entitled to appoint pursuant to clause 5.6, the Founder Shareholder must immediately remove as many of those Directors as required to reduce their number to the number that the Founder Shareholder is entitled to appoint pursuant to clause 5.6.

Chairman

                              5.8 The Chairman:

                                  (a) must be a Director,

                                  (b) will be entitled to preside as Chairman
                                      at meetings of the Board and of members
                                      of the Company, and

                                  (c) will not be entitled to a second or
                                      casting vote at any meeting of the Board or of members of the Company

Appointment of Chairman

                              5.9 Subject to clauses 5.11, 5.12 and 5.12A,

                                  (a) from Completion the Chairman will be
                                      appointed by the 35% Shareholders
                                      alternately during successive periods of
                                      2 years, and

                                  (b) the Chairman for the first 2 years from
                                      Completion will be appointed by the
                                      Telstra Shareholder.

                             5.10  A 35% Shareholder has the right, after
                                  consultation with the other Founder
                                  Shareholder ("appointing Shareholder") to remove a Chairman appointed by the appointing Shareholder. If this occurs the appointing Shareholder, if it is a 35% Shareholder, will appoint another Chairman for the remainder of the applicable period of 2 years.

                             5.11 If either Founding Shareholder ceases to
                                  be a 35% Shareholder, the other Founder
                                  Shareholder if it is a 35% Shareholder, will be entitled to appoint the Chairman.

                             5.12 If neither of the Founding Shareholders
                                  is a 35% Shareholder, the Chairman will be appointed by the Board.

                            5.12A The term of office of a Chairman appointed by
                                  a 35% Shareholder will terminate when that Shareholder ceases to be entitled to appoint the Chairman.

Deputy Chairman

                             5.13 The Deputy Chairman

                                  (a) must be a Director,

                                  (b) in the absence of the Chairman will be
                                      entitled to preside as Chairman at
                                      meetings of the Board and of members of
                                      the Company, and

                                                                              18
--------------------------------------------------------------------------------


                                  (c) will not be entitled to a second or
                                      casting vote at any meeting of the Board or of members of the Company.

Appointment of Deputy Chairman

                             5.14 Subject to clauses 5.16 and 5.17, from
                                  Completion, the 35% Shareholder that is not the one by which the Chairman is to be appointed will appoint the Deputy Chairman.

                             5.15 A 35% Shareholder has the right, after
                                  consultation with the other Founding
                                  Shareholder ("appointing Shareholder") to remove a Deputy Chairman appointed by the appointing Shareholder. If this occurs the appointing Shareholder, if it is a 35% Shareholder, will appoint another Deputy Chairman.

                             5.16 If either Founding Shareholder ceases to
                                  be a 35% Shareholder, the Deputy Chairman will be appointed and removed by the Board.

                             5.17 The term of office of a Deputy Chairman
                                  appointed by a 35% Shareholder will terminate when that Shareholder ceases to be entitled to appoint the Deputy Chairman.

                         5.17A    In clauses 5.9 to 5.17:

                                  (a) a reference to appointment of the
                                      Chairman includes a reference to removal or replacement of the Chairman; and

                                  (b) a reference to appointment of the Deputy
                                      Chairman includes a reference to removal or replacement of the Deputy Chairman.

Alternate Director

                             5.18 A Director may appoint an alternate
                                  director as provided in the Constitution
                                  ("alternate").

Quorum

                             5.19 Subject to clauses 5.20 and 12.4 the
                                  quorum for a meeting of the Board will be attendance of four Directors including at any time when there is a 35% Shareholder at least one Director appointed by each 35% Shareholder.

                             5.20 At a meeting that has been postponed in
                                  accordance with the Constitution on one
                                  previous occasion for lack of a quorum the attendance of any two Directors will be a quorum.

Voting - General

                             5.21 Decisions of the Board are to be made by
                                  a simple majority of votes.

                             5.22 Subject to clauses 5.23, 5.24 and 12.1
                                  each Director will have one vote.

                             5.23 At any meeting of the Board at which any
                                  Director appointed by a Shareholder is not in attendance, if another Director appointed by the Shareholder is in attendance that other Director or if two or more other Directors are appointed by the Shareholder are in attendance those

                                                                              19
--------------------------------------------------------------------------------


                                  other Directors collectively, may exercise the vote of the absent Director.

                             5.24 At any meeting of the Board held at a
                                  time when there is a vacancy on the Board that a Shareholder is entitled to appoint a Director to fill, if a Director appointed by the Shareholder is in attendance that Director, or if two or more Directors appointed by the Shareholder are in attendance those Directors collectively, may exercise the vote that a Director appointed by the Shareholder to fill the vacancy would be able to exercise.

Meetings - general

                             5.25 Unless and except as otherwise agreed
                                  between the Founder Shareholders a meeting of the Board may be called by any Director by not less than 7 Business Days written notice and whenever a meeting is postponed for lack of a quorum the date to which it is postponed must be at least 5 Business Days later provided that the period of notice or postponement may be abridged or waived with the consent of at least one Director appointed by each Shareholder that has appointed one or more Directors.

                             5.26 Subject to clause 5.27 meetings of the
                                  Board will be convened and held at such times as may be determined by the Board, and in any event not less than quarterly, in Hong Kong or such other places as the Board from time to time determines.

                             5.27 Board meetings may be held by telephone
                                  or audio visual means provided each
                                  participant can hear the other participants.

                             5.28 A resolution of the Board may be passed
                                  by identical circular resolutions signed by all Directors.

                             5.29 A resolution cannot be voted upon at a
                                  Board meeting unless the general subject matter of the resolution is set out in the agenda sent with the notice of meeting, or all Directors in attendance at the meeting including at least one Director appointed by each 35% Shareholder agree to the resolution being considered and voted on at the meeting.

                             5.30 For the purpose of applying the
                                  foregoing provisions of this clause:

                                  (a) a reference to the attendance of a
                                      Director at a meeting is a reference to
                                      the Director being present or
                                      participating by telephone or audiovisual means in accordance with clause 5.27 in person or by alternate; and

                                  (b) any act that may be performed by a
                                      Director may be performed in the
                                      Director's absence by the Director's
                                      alternate or representative.

Voting at Board meetings - special requirements

                             5.31 An act, matter or decision of any of the
                                  following kinds may not be undertaken or made except by or in accordance with a resolution of the

                                                                              20
--------------------------------------------------------------------------------


                                  Board made by a majority of votes that
                                  includes the affirmative vote of at least one Director appointed by each 35% Shareholder:

                                  (a) a material change to the Agreed Scope of
                                      the Business (including any extension of the Business beyond, or the Company Group otherwise commencing or engaging in any business or activities outside or not in accordance with the scope and activities of the Business set out in clause 4);

                                  (b) a decision to approve a proposed Business
                                      Plan;

                                  (c) a decision materially revising an
                                      Approved Business Plan including by
                                      incorporating into the Approved Business
                                      Plan any new or increased investment,
                                      operating expenditure, capital raising or borrowing during a Financial Year that exceeds 20% of the annual amount for that category for that Financial Year budgeted in the Approved Business Plan;

                                  (d) unless clause 12.1 applies the Company
                                      Group entering into, extending, renewing, terminating or materially amending an agreement (other than the entry into of an agreement entered into pursuant to and in accordance with clause 10.10) with a Shareholder, a Founder or a controlled corporation of a Founder or a controlled corporation of Mr Li , where the amount to be expended or received by the Company Group under the agreement exceeds 2% of the consolidated operating revenue of the Company Group in the current Financial Year as projected in the Approved Business Plan;

                                  (e) the Company Group incurring aggregate
                                      indebtedness which is in excess of US$50 million other than in accordance with the Approved Business Plan;

                                  (f) the Company Group acquiring or disposing
                                      of:

                                      (i)  a business or asset; or

                                      (ii) through one transaction or a series
                                           of similar transactions or two or
                                           more transactions that are related,
                                           businesses and assets in aggregate

                                      having a book value exceeding 5% of
                                      the book value of the consolidated
                                      net assets of the Company Group;

                                  (g) the Company Group incurring indebtedness
                                      to a Shareholder, a Founder or a
                                      controlled corporation of a Founder, or a controlled corporation of Mr Li other than in accordance with the Approved Business Plan;

                                  (h) the Company Group acquiring or disposing
                                      of securities of or any other economic
                                      interest in the Company Group after
                                      Completion except where the acquisition
                                      or disposal is in accordance with the
                                      Approved Business Plan;

                                                                              21
--------------------------------------------------------------------------------


                                  (i) the creation, offering or issue of Shares
                                      or other securities of the Company Group after Completion otherwise than in accordance with the Approved Business Plan;

                                  (j) the listing of securities of the Company
                                      on any stock exchange.

                                  (k) in any month the Company Group incurring
                                      capital expenditure other than Agreed
                                      Uncommitted Capex or Committed Capex in
                                      excess of $10,000 except to the extent
                                      set out in an Approved Business Plan;

                                  (l) in any month the Company Group incurring
                                      expenses in connection with product
                                      development in excess of $5,000 except to the extent set out in an Approved Business Plan; and

                                  (m) a decision to approve a disaster recovery
                                      plan in respect of the telecommunications network operated by the Company Group.


Shareholder consents

                             5.32 Despite any contrary provision of this
                                  agreement, an act, matter or decision of any of the following kinds may not be undertaken or made except with the prior consent of each 35% Shareholder:


                                  (a) the Company Group conferring upon any
                                      lender or prospective lender as a
                                      condition or term of a loan or advance a right to participate in the share capital of the Company Group or any business of the Company Group;

                                  (b) reduction or return of capital of the
                                      Company;

                                  (c) a decision to put the Company Group into
                                      voluntary liquidation;

                                  (d) a change to the Constitution;

                                  (e) merger or amalgamation of the Company
                                      Group with any other person (except that the consent of a 35% Shareholder will not be required pursuant to this clause where the 35% Shareholder or its related entity has directly or indirectly in excess of a 5% economic interest in the person with whom the Company Group proposes to merge or amalgamate or a related entity of that person);

                                  (f) a call for the provision by the
                                      Shareholders of additional equity capital other than as specified in the Approved Business Plan;

                                  (g) the offering or issue of new Shares to a
                                      person other than a Shareholder.

Disputes

                             5.33 The agenda for all meetings of the Board
                                  shall include a discussion of all
                                  disputes between: (A) the Company Group
                                  and any member of a Founder Group and (B) the Company Group and any other party where

                                                                              22
--------------------------------------------------------------------------------


                                  the amount in dispute is in excess
                                  of US$10,000 (or where such amount is
                                  unquantifiable).


5AA  Boards of subsidiaries
--------------------------------------------------------------------------------
Boards of subsidiaries
                            5AA.1 Subject to clause 13, from Completion,
                                  the following provisions will apply and
                                  will be given effect with respect to
                                  each subsidiary of the Company unless
                                  and except as otherwise mutually agreed
                                  between the Founders before Completion,
                                  or determined by the Board after
                                  Completion:

                                  (a) each Founder Shareholder will be entitled
                                      to appoint to the board of directors of
                                      the subsidiary (and replace) a number of directors equal to the number of Directors that it is entitled to appoint; and

                                  (b) the board of directors of the subsidiary
                                      will consist of the number of directors
                                      that collectively the Founders are
                                      entitled to appoint; and

                                  (c) the provisions of clauses 5.7 to 5.30
                                      will apply mutatis mutandis.


5A       Deadlock Procedures
--------------------------------------------------------------------------------
Vetoed resolutions
                             5A.1 Where:

                                  (a) a resolution relating to the undertaking
                                      or making of an act, matter or decision
                                      of any of the kinds specified in clause
                                      5.31 is proposed and considered by the
                                      Board at a meeting of the Board; and

                                  (b) all Directors except Directors appointed
                                      by one 35% Shareholder ("dissenting 35%
                                      Shareholder") vote in favour of the
                                      resolution; and

                                  (c) the proposed resolution is not made for
                                      the reason that it requires and does not receive the vote of at least one Director appointed by a dissenting 35% Shareholder the other Founder Shareholder may give to the dissenting 35% Shareholder a notice calling for the deadlock procedures set out in clause 5A.3 to be applied in relation to the subject matter of the proposed resolution.

                             5A.2 Where:

                                  (a) the undertaking or making of an act,
                                      matter or decision of any of the kinds
                                      specified in clause 5.32 is proposed; and

                                                                              23
--------------------------------------------------------------------------------


                                  (b) the undertaking or making of the proposed
                                      act, matter or decision is not consented to by a 35% Shareholder that is not a defaulting Shareholder pursuant to clause 13 ("dissenting 35% Shareholder"),

                                  the other Founder Shareholder may give to the dissenting 35% Shareholder a notice calling for the deadlock procedures set out in clause 5A.3 to be applied in relation to the subject matter of the proposal.

                             5A.3 From the time a notice pursuant to clause
                                  5A.1 or 5A.2 is given, the following
                                  dispute resolution procedures apply in
                                  relation to the subject matter of the
                                  proposed resolution ("Deadlock Subject
                                  Matter"):

                                  (a) within 5 Business Days, the chief
                                      executive officers of the Founders (or
                                      their respective nominees of appropriate seniority) must, within 5 Business Days of the expiry of that period, meet to discuss the Deadlock Subject Matter and endeavour in good faith to resolve the Deadlock Subject Matter within 20 Business Days following their first meeting;

                                  (b) if the Deadlock Subject Matter is not
                                      resolved within the 20 Business Days
                                      referred to in paragraph (a) either
                                      Founder may give a notice ("mediation
                                      notice") to the other Founders referring the Deadlock Subject Matter to mediation in accordance with this clause 5A.3. Once received, a mediation notice requires the Founders to follow the mediation process set out in paragraphs (c) to (f).

                                  (c) The Founders must, within 5 Business Days
                                      after a mediation notice is given,
                                      jointly appoint a mediator from:

                                      (i)  if the meditation notice is given by
                                           PCCW, the panel of mediators kept by
                                           the Australian Commercial Disputes
                                           Centre Limited; or

                                      (ii) if the mediation notice is given by
                                           Telstra, from the panel of mediators
                                           kept by the Hong Kong International
                                           Arbitration Centre;

                                      (each a "Mediation Centre").

                                  (d) If the Founders do not agree on a
                                      mediator within 3 Business Days after the expiry of the 5 Business Days referred to in paragraph (c), then either Founder may ask the applicable Mediation Centre to appoint a mediator and determine the mediator's remuneration. The appointment of the applicable Mediation Centre will be binding on the Founders.

                                                                              24
--------------------------------------------------------------------------------


                                  (e) If the Founders do not agree within 5
                                      Business Days after the mediator is
                                      appointed pursuant to paragraphs (c) or
                                      (d), as to:

                                      (i)  the mediation procedures to be
                                           adopted; and

                                      (ii) the timetable for all steps in those
                                           procedures,

                                      the Mediation will be conducted in
                                      accordance with the mediation
                                      rules of the applicable Mediation
                                      Centre.

                                  (f) The mediation must take place in:

                                      (i)  if the mediation notice is given by
                                           Telstra, Hong Kong; or

                                      (ii) if the mediation notice is given by
                                           PCCW, Sydney.

                                  (g) The costs of mediation must be shared
                                      equally by each Founder.

                             5A.4 To avoid doubt, a mediator appointed
                                  pursuant to clause 5A.3 will act as a
                                  mediator, not an arbitrator or expert, and will have no power to make a decision that is binding.


6        Responsibilities of the Board
--------------------------------------------------------------------------------
Business and affairs of the Company

                              6.1 Subject to this agreement, the Board is
                                  to be responsible for directing and
                                  supervising the management of the Company
                                  Group including:

                                  (a) determining the general corporate and
                                      business policies of the Company Group;

                                  (b) determining the strategic priorities and
                                      objectives of the Company Group;

                                  (c) determining the financial objectives and
                                      accounting policies of the Company Group;

                                  (d) determining the external communications
                                      policies of the Company Group;

                                  (e) determining matters of a major or unusual
                                      nature which are not in the ordinary
                                      course of business of the Company Group;

                                  (f) reviewing, requiring revisions to and
                                      adopting proposed Business Plans and
                                      reviewing, revising the Approved Business
                                      Plan and considering at least annually
                                      the actual and projected cash position of the Company and deciding how it may be applied;

                                                                              25
--------------------------------------------------------------------------------


                                  (g) monitoring and reviewing the performance
                                      and financial results of the operations
                                      of the Company Group throughout and after the end of each Financial Year;

                                  (h) appointing, removing and determining the
                                      remuneration and terms and conditions of engagement of the CEO, CFO and COO;

                                  (i) determining the management authorisations
                                      and responsibilities of the CEO and other executives of the Company Group including in relation to the incurring of expenditure and liabilities on behalf of the Company Group;

                                  (j) appointing directors of subsidiaries of
                                      the Company and supervising and
                                      establishing policies in relation to the appointment, remuneration and performance of senior executives and the conduct and management of the businesses and affairs of the Company Group; and

                                  (k) determining the dividend policy of the
                                      Company and declaring the payment of
                                      dividends by the Company.

                              6.2 Each Party agrees to take all reasonable
                                  steps within its power to procure that:

                                  (a) the operations of the Company are
                                      undertaken, developed and conducted in
                                      conformity with this agreement and the
                                      Establishment Agreements and the Approved
                                      Business Plan; and

                                  (b) there is a quorum at each duly convened
                                      meeting of the Board.

                              6.3 Subject to clause 6.2, to the extent
                                  permitted by law:

                                  (a) a Director appointed by a Shareholder
                                      (when exercising powers, performing
                                      duties or otherwise acting in the
                                      capacity of a Director); and

                                  (b) a related person of a Shareholder holding
                                      office as a director of a subsidiary of
                                      the Company (when exercising powers,
                                      performing duties or otherwise acting in that capacity)

                                  may represent and act in accordance with the directions and requirements of the Shareholder and consider and vote in the interests of the Shareholder to the exclusion of the interests of the Company Group.

                              6.4 The Founder Shareholders ratify and
                                  approve the execution by the Company of those Establishment Agreements executed on or prior to the date of this agreement to which the Company is a party.

                                                                              26
--------------------------------------------------------------------------------


7    Management and operations
--------------------------------------------------------------------------------
Appointment of the CEO

                              7.1 The CEO will be appointed by the Board.

                              7.2 The CEO is to be responsible to the Board
                                  for the management of the Company Group and for coordinating and supervising the day to day businesses operations and affairs of the Company Group.

                              7.3 The CEO is to be empowered to incur and
                                  authorise the incurring of expenditure and liabilities on behalf of the Company Group within the limits established by the Board.

                              7.4 The Board must require the CEO to
                                  implement the Approved Business Plan and endeavour to ensure that the businesses operations and affairs of the Company Group are managed and conducted so as to achieve timely fulfilment of the business objectives set out in and otherwise in all material respects consistently with the Approved Business Plan.

Senior executives and employees

                              7.5 The CFO and COO will be appointed by the
                                  Board unless otherwise determined by the Board.

                              7.6 The CFO is to be responsible to the CEO
                                  and the Board for the implementation and coordination of the fiscal and accounting policies and financial administration of the Company Group.

                              7.7 The COO is to be responsible to the CEO
                                  and Board for the day to day implementation of the operating policies and business operations administration of the Company Group.

                              7.8 [Intentionally blank]

Employee terms and conditions

                              7.9 The Board will determine and cause to be
                                  implemented

                                  (a) suitable terms and conditions for
                                      employment of personnel of the Company
                                      Group, and

                                  (b) when appropriate an employees share
                                      option/equity plan aimed at incenting
                                      management behaviour towards achieving
                                      the focus and objectives for the Business set out in clause 4.

Business Plans

                             7.10 [Intentionally blank]

                             7.11 [Intentionally blank]

                             7.12 [Intentionally blank]

                             7.13 The Board must procure that:

                                  (a)

                                                                              27
--------------------------------------------------------------------------------


                                      (i)  the CEO prepares and submits to the
                                           Board a proposed Business Plan for
                                           the next Financial Year and the two
                                           following Financial Years; and

                                      (ii) the proposed Business Plan is
                                           reviewed and revised in accordance
                                           with the Board's requirements and is
                                           then adopted by the Board on or
                                           prior to 30 November in the year
                                           preceding the first Financial Year
                                           to which such plan relates;

                                  (b) if for any reason a Business Plan for a
                                      Financial Year and the two following
                                      Financial Years ("requisite Plan") is not adopted by the Board on or prior to 30 November in the year preceding the first Financial Year to which such plan relates, as provided in paragraph (a), the requisite Plan is adopted by the Board as soon as practicable thereafter and in any event prior to the commencement of the relevant Financial Year;

                                  (c) the CEO prepares and submits to the
                                      Board:

                                      (i)  monthly management accounts and
                                           reports relating to the Company
                                           Group in the form and manner
                                           required by the Board; and

                                      (ii) promptly after the end of each
                                           quarter in each Financial Year:

                                           (A)  reports detailing the
                                                performance of the Company
                                                Group for the quarter and for
                                                the Financial Year to the end
                                                of the quarter, compared with
                                                the Approved Business Plan; and

                                           (B)  forecasts detailing the
                                                projected quarterly performance
                                                of the Company Group for the
                                                remainder of the Financial
                                                Year, compared with the
                                                Approved Business Plan.

                             7.14 Each Approved Business Plan must incorporate:

                                  (a) suitably detailed descriptions of the
                                      current and planned activities and
                                      objectives of the Company Group and
                                      including:

                                      (i)  a detailed description of the
                                           objectives and strategies of the
                                           Business for each of the Financial
                                           Years covered by the Approved
                                           Business Plan,

                                      (ii) a detailed description of the
                                           operations which will be conducted
                                           and the services it will offer in
                                           each of those Financial Years,

                                                                              28
--------------------------------------------------------------------------------


                                      (iii) a detailed marketing plan including
                                           pricing policies for at least the
                                           first Financial Year covered by the
                                           Approved Business Plan, and

                                      (iv) a suitably detailed description of
                                           the human resources policy for the
                                           first 2 Financial Years covered by
                                           the Approved Business Plan,
                                           including the forecast numbers of
                                           full time employees and part time
                                           employees, and the number and the
                                           proposed secondees from Telstra
                                           Group and PCCW Group;

                                  (b) a Budget for the first Financial Year
                                      covered by the Approved Business Plan;

                                  (c) forecasts in as much detail as
                                      practicable for:

                                      (i)   capital expenditure;

                                      (ii)  operating expenditure;

                                      (iii) other expenditure of any kind that
                                            may be planned or required to be
                                            provided for; and

                                      (iv)  cashflows

                                            for each of the next two Financial
                                            Years;

                                  (d) a funding plan in as much detail as
                                      practicable:

                                      (i)  setting out for each of the three
                                           years covered by the Approved
                                           Business Plan, the amount, timing
                                           and kind of funding or credit
                                           support required and proposed to be
                                           procured to meet all expenditure
                                           budgeted or forecast or otherwise
                                           contemplated in the Approved
                                           Business Plan; and

                                      (ii) specifying any additional equity
                                           capital that is to be contributed by
                                           Shareholders in the first Financial
                                           Year covered by the Approved
                                           Business Plan including the amount
                                           and timing of each contribution.

                             7.15 Unless otherwise determined by the Board, the
                                  business objectives, projected activities and funding proposals for the Company Group

                                  (a) which are incorporated in each Business
                                      Plan adopted by the Board pursuant to
                                      this clause 7 must reflect and give
                                      effect to the description of, and
                                      business objectives and parameters for,
                                      the Business which are outlined in clause
                                      4, and

                                  (b) [Intentionally blank]

                                  (c) which are incorporated in each Business
                                      Plan adopted by the Board pursuant to
                                      clause 7.13, so far as they relate to the first two Financial Years covered by the Business Plan must also be

                                                                              29
--------------------------------------------------------------------------------



                                      substantially consistent with those that immediately before the adoption of the Business Plan are incorporated in the Approved Business Plan.

Shareholders to procure performance

                             7.16 Without limiting the generality of clause 11,
                                  each Shareholder agrees to take individually and collectively with the other Shareholders, all reasonable steps within its power to procure that all of the requirements and provisions of clauses 7.1 to 7.15 are duly and fully performed, implemented and observed.

8    Capital and Funding
--------------------------------------------------------------------------------
Gearing

                             8.1  [Deleted: Variation Agreement No.5]

                             8.2  [Deleted: Variation Agreement No.5]

                             8.3  [Deleted: Variation Agreement No.5]

                             8.3A [Deleted: Variation Agreement No.5]

                             8.3B [Deleted: Variation Agreement No.5]

                             8.3C [Deleted: Variation Agreement No.5]

Initial Capital

                             8.3D [Intentionally blank]

                             8.3E [Intentionally blank]

                             8.3F [Intentionally blank]

                             8.3G [Intentionally blank]

                             8.4  [Intentionally blank]

Dividend policy

                             8.5  [Intentionally blank]

Funding of Business Plans

                             8.6  The Company Group will arrange bank
                                  facilities and other borrowings for working capital, capital expenditure, acquisitions and other funding requirements in the manner and on the terms the Board approves and authorises and nothing in this clause 8 will restrict the freedom of the Company Group to borrow funds from a financial institution, a Shareholder, a Founder, a controlled corporation of a Founder or other lender in such manner and on such terms and conditions as the Board may determine or authorise.

                             8.7  Except as expressly provided in this
                                  agreement or an Establishment Agreement, no Shareholder, Founder or subsidiary of a Founder is obliged to provide any financial accommodation to the Company

                                                                              30
--------------------------------------------------------------------------------


                                  Group or to guarantee or secure any
                                  obligations of the Company Group.

                             8.8 From the Commencement Date Shareholders will fund the Company by providing additional equity capital:

                                  (a) as specified in the Approved Business
                                      Plan; and

                                  (b) otherwise, if and to the extent that
                                      calls for the provision of additional
                                      equity have been authorised or approved
                                      in accordance with clause 5.32(f),

                                  and the provisions of clauses 8.9 to 8.12 will apply.

                             8.9 If, pursuant to clause 8.8, additional equity capital is required to be provided then the Board must give notice ("subscription notice") to each Shareholder specifying:

                                  (a) the total number of additional Shares
                                      that are to be issued ("specified
                                      number") and the amount per Share
                                      (including any premium) that is to be
                                      subscribed ("issue price");

                                  (b) in respect of each Shareholder:

                                      (i)  the number of additional Shares
                                           allocated for subscription by the
                                           Shareholder ("allocated number")
                                           being the number that bears to the
                                           specified number the same proportion
                                           as the Shareholder's existing
                                           Shareholding bears to the total
                                           number of issued Shares; and

                                      (ii) the amount of additional capital
                                           required to be provided by the
                                           Shareholder ("required amount")
                                           being the product of the allocated
                                           number multiplied by the issue
                                           price; and

                                  (c) the date for payment by each Shareholder
                                      of its required amount ("due date").

                             8.10 If each Shareholder provides to the Company
                                  in cleared funds the whole of its required amount of additional capital on or before the due date then each Shareholder will be issued its allocated number of additional Shares as fully paid up Shares.

                             8.11 If any Shareholder ("declining Shareholder")
                                  does not provide the whole of its required amount to the Company in cleared funds on or before the due date:

                                  (a) the Board must promptly appoint a valuer
                                      to determine the fair market price per
                                      Share;

                                  (b) the valuer is to complete the valuation
                                      process within 30 days from appointment
                                      and provide the valuation and supporting reasons to the Company and each of the Shareholders;

                                                                              31
--------------------------------------------------------------------------------

                                  (c) the price per Share determined by the
                                      valuer will constitute the fair market
                                      price unless within 14 days a declining
                                      Shareholder requires a second valuer to
                                      be appointed by the Board;

                                  (d) if a second valuer is appointed the fair
                                      market price will be the mean of the
                                      price per Share determined by the first
                                      valuer and the price per Share determined by the second valuer;

                                  (e) the declining Shareholder will be taken
                                      to have subscribed for the number of
                                      additional shares obtained by dividing
                                      the fair market price into the amount of additional capital (if any) that it has provided;

                                  (f) each Shareholder that has provided its
                                      required amount of additional capital
                                      ("accepting Shareholder") will be taken
                                      to have subscribed for the number of
                                      additional Shares obtained by dividing
                                      that required amount by the fair market
                                      price and will be issued that number of
                                      Shares as fully paid up Shares;

                                  (g) each accepting Shareholder will also have
                                      the right to apply for a further number
                                      of additional Shares ("further number")
                                      determined in accordance with the
                                      following formula:


                                        (R-S)   10
                                        ----- X -- = F
                                          P      9

                                           where

                                           "R" is the required amount of
                                           additional capital specified
                                           for the declining Shareholder,

                                           "S" is the amount of additional
                                           capital (if any) that the
                                           declining Shareholder has provided,

                                           "P" is the fair market price, and

                                           "F" is the further number

                                      and at a discounted price per Share equal to 90% of the fair market price ("discounted price"); and

                                  (h) subject to clause 8.11(i), an accepting
                                      Shareholder upon:

                                      (i)  applying; and

                                      (ii) paying to the Company in cleared
                                           funds, the subscription price,
                                           calculated at the discounted price,

                                       for the further number of
                                       additional Shares pursuant to
                                       paragraph (g), will be issued that
                                       number of Shares as fully paid up
                                       Shares; and

                                                                              32
--------------------------------------------------------------------------------


                                  (i) if two or more accepting Shareholders
                                      apply pursuant to paragraph (g) for the
                                      further number of additional Shares:

                                      (i)  the further number will be allocated
                                           between those Shareholders
                                           proportionately to their respective
                                           existing Shareholdings; and

                                      (ii) each of those Shareholders upon
                                           paying to the Company in cleared
                                           funds the subscription price,
                                           calculated at the discounted price,
                                           for the number of Shares so
                                           allocated to it, will be issued that
                                           number of Shares as fully paid up
                                           Shares.

                             8.12 Without derogating from clause 8.11, if a
                                  Shareholder is required to contribute a
                                  required amount of additional equity capital as provided in clauses 8.8, 8.9 and 8.10 and does not do so, the Shareholder will not for that reason be taken to be in breach of this agreement.

9    Restrictions on disposal of Shares etc.
--------------------------------------------------------------------------------
Scope

                             9.1  This clause 9 has effect from Completion.

                             9.1A To avoid doubt, the Parties acknowledge and
                                  agree that nothing in this clause restricts, prohibits or otherwise affects the exercise by Telstra of any of its rights pursuant to the Establishment Agreement entitled Equitable Mortgage of Shares.

General prohibition for Telstra

                             9.2 The Telstra Parties must procure that at all times after Completion:

                                  (a) all Telstra Shares are held by the
                                      Telstra Shareholder;

                                  (b) all Embargoed Telstra Shareholder
                                      Securities are held by Telstra Holding;
                                      and

                                  (c) Telstra Holding is a direct wholly owned
                                      subsidiary of Telstra.

General prohibition for PCCW

                             9.3 The PCCW Parties must procure that at all times after Completion:

                                  (a) all PCCW Shares are held by the PCCW
                                      Shareholder; and

                                  (b) all Embargoed PCCW Shareholder Securities
                                      are held by PCCW.

General prohibition for Shareholders

                             9.4 Subject to clauses 9.5 and 9.6 (and without limiting clause 9.2 or 9.3) a Shareholder must not:

                                  (a) dispose of or agree or attempt to dispose
                                      of Shares that it holds; or

                                                                              33
--------------------------------------------------------------------------------


                                  (b) create or allow to subsist or agree or
                                      attempt to create or to allow to subsist any Security Interest over Shares that it holds.

Permitted transfers and Security Interests for PCCW Shares

                             9.5  The PCCW Shareholder may:

                                  (a) transfer Shares pursuant to and in
                                      accordance with:

                                      (i)  clause 9.15;

                                      (ii) clause 9.16;

                                      (iii) clauses 9.19(c), (d) and (e); and

                                      (iv) clause 9.19(f); and

                                  (b) pursuant to and in accordance with clause
                                      9.7 or 9.16 create and allow to subsist a Security Interest over Shares that it holds.

Permitted transfers and Security Interests for Telstra Shares

                             9.6  The Telstra Shareholder may:

                                  (a) transfer Shares pursuant to and in
                                      accordance with:

                                      (i)  clause 9.15;

                                      (ii) clause 9.16;

                                      (iii) clauses 9.19(c), (d) and (e); and

                                      (iv) clause 9.19(f); and

                                  (b) pursuant to and in accordance with clause
                                      9.7 or 9.16 create and allow to subsist a Security Interest over Shares that it holds.

Permitted Security Interests

                             9.7  A Founder Shareholder ("Borrowing
                                  Shareholder") may create and allow to subsist a Security Interest over Shares that it holds if:

                                  (a) the Security Interest secures
                                      indebtedness created pursuant to an arms length bona fide arrangement with a financial institution that is not a related entity of that Founder Shareholder; and

                                  (b) if the Borrowing Shareholder is the PCCW
                                      Shareholder the indebtedness is
                                      indebtedness of the PCCW Group; or

                                  (c) if the Borrowing Shareholder is the
                                      Telstra Shareholder the indebtedness
                                      is indebtedness of the Telstra
                                      Group.

General Prohibition for PCCW Shareholder Securities and Telstra Shareholder Securities

                             9.8  Subject to clauses 9.9, 9.10, 9.10A, 9.10B,
                                  9.11 and 9.13:

                                                                              34
--------------------------------------------------------------------------------


                                  (a) PCCW must not:

                                      (i)  dispose of or agree or attempt to
                                           dispose of any PCCW Shareholder
                                           Security; or

                                      (ii) create or allow to subsist or agree
                                           or attempt to create or allow to
                                           subsist any Security Interest over a
                                           PCCW Shareholder Security that it
                                           holds; and

                                  (b) Telstra Holding must not:

                                      (i)  dispose of or agree or attempt to
                                           dispose of any Telstra Shareholder
                                           Security; or

                                      (ii) create or allow to subsist or agree
                                           or attempt to create or allow to
                                           subsist any Security Interest over a
                                           Telstra Shareholder Security that it
                                           holds.

Disposals and creation of Security Interests for PCCW and Telstra Shareholder Securities with consent

                             9.9 With the prior written approval of Telstra, PCCW may:

                                  (a) dispose of PCCW Shareholder Securities;
                                      or

                                  (b) create a Security Interest over PCCW
                                      Shareholder Securities that it holds and allow that Security Interest to subsist;

                                  if the disposal of the PCCW Shareholder
                                  Securities or creation and subsistence of the Security Interest in all respects conforms with the terms of the approval and any conditions or requirements to which the approval is stated to be subject are fully performed or observed.

                             9.10 With the prior written approval of PCCW,
                                  Telstra Holding may:

                                  (a) dispose of Telstra Shareholder
                                      Securities; or

                                  (b) create a Security Interest over Telstra
                                      Shareholder Securities that it holds and allow that Security Interest to subsist;

                                  if the disposal of the Telstra Shareholder
                                  Securities or creation and subsistence of the Security Interest in all respects conforms with the terms of the approval and any conditions or requirements to which the approval is stated to be subject are fully performed or observed.

                            9.10A Telstra Holding may create and allow to
                                  subsist a Security Interest over Telstra
                                  Shareholder Securities if the Security
                                  Interest secures indebtedness of the Telstra
                                  Group created pursuant to an arms length bona fide arrangement with a financial institution that is not a related entity of Telstra Holding.

                            9.10B PCCW may create and allow to subsist a
                                  Security Interest over PCCW Shareholder
                                  Securities if the Security Interest secures indebtedness of the PCCW Group created pursuant to an arms length bona fide

                                                                              35
--------------------------------------------------------------------------------


                                  arrangement with a financial institution that is not a related entity of PCCW.

Permitted disposal of less than 30% of PCCW Shareholder Securities after 12 months

                             9.11 PCCW may transfer PCCW Shareholder
                                  Securities that are ordinary shares
                                  having full voting rights ("PCCW
                                  Shareholder voting shares") if:

                                  (a) the transfer is after the first
                                      anniversary of the Completion Date;

                                  (b) the transfer is not by way of or in
                                      connection with a public offering;

                                  (c) the transferee is a body corporate that
                                      is not a related entity or controlled
                                      corporation of PCCW or a controlled
                                      corporation of Mr Li;

                                  (d) the transferee does not hold and is not
                                      entitled to any Shares or any Security
                                      Interest over any Shares; and

                                  (e) the number of PCCW Shareholder voting
                                      shares transferred does not exceed the
                                      PCCW permitted number.

                             9.12 For the purpose of applying clause
                                  9.11(e) in relation to a transfer of PCCW
                                  Shareholder Securities, the PCCW permitted number will be the value of "N" in the formula:

                                  (  30     )
                                  (----- x S) - T =N
                                  ( 100     )

                                  where:

                                  "S" is the total number of issued PCCW
                                  Shareholder voting shares;

                                  "T" is the aggregate number of PCCW
                                  Shareholder voting shares (if any) that PCCW has previously transferred pursuant to clause 9.11; and

                                  "N" is the PCCW permitted number.

Permitted disposal of less than 30% of Telstra Shareholder Securities after 12 months

                             9.13 Telstra Holding may transfer Telstra
                                  Shareholder Securities that are ordinary shares having full voting rights ("Telstra Shareholder voting shares") if:

                                  (a) the transfer is after the first
                                      anniversary of the Completion Date;

                                  (b) the transfer is not by way of or in
                                      connection with a public offering;

                                                                              36
--------------------------------------------------------------------------------


                                  (c) the transferee is a body corporate that
                                      is not a related entity or controlled
                                      corporation of Telstra;

                                  (d) the transferee does not hold and is not
                                      entitled to any Shares or any Security
                                      Interest over any Shares; and

                                  (e) the number of Telstra Shareholder voting
                                      shares transferred does not exceed the
                                      Telstra permitted number.

                             9.14 For the purpose of applying clause 9.13(e) in
                                  relation to a transfer of Telstra Shareholder Securities, the Telstra permitted number will be the value of "N" in the formula:

                                  (  30     )
                                  (----- x S) - T =N
                                  ( 100     )

                                  where:

                                  "S" is the total number of issued Telstra
                                  Shareholder voting shares;

                                  "T" is the aggregate number of Telstra
                                  Shareholder voting shares (if any) that
                                  Telstra has previously transferred pursuant to clause 9.13; and

                                  "N" is the Telstra permitted number.

Permitted transfers of Shares with consent

9.15 Each Founder Shareholder may transfer Shares to the other Founder Shareholder on such terms and conditions, including as to price, as may be agreed between them.

9.16 A Founder Shareholder, with the prior approval of the other Founder Shareholders may or a Shareholder, with the prior approval of the Founder Shareholders may:

                                  (a) dispose of Shares; or

                                  (b) create a Security Interest over Shares
                                      that it holds and allow that Security
                                      Interest to subsist,

                                  if the disposal of the Shares or creation and subsistence of the Security Interest in all respects conforms with the terms of the approval and any conditions or requirements to which the approval is stated to be subject are fully performed or observed.

Pre-emption regime

                             9.17 At any time after the first anniversary of
                                  the Completion Date a Founder Shareholder
                                  ("intending transferor") proposing to
                                  transfer Shares that it holds may give notice in writing to the other Founder Shareholder of its intention to do so ("transfer notice") specifying:

                                  (a) the number of Shares proposed to be
                                      disposed of ("offered number") being a
                                      number which does not exceed the
                                      permitted number;

                                                                              37
--------------------------------------------------------------------------------


                                  (b) the price per Share (in cash) for which
                                      and terms and conditions upon which the
                                      intending transferor proposes to transfer the Shares; and

                                  (c) the identity of a person to whom the
                                      intending transferor wishes to transfer
                                      the Shares ("proposed transferee").

                             9.18 For the purpose of clause 9.17 the permitted
                                  number will be determined in accordance with the formula:

                                  (  15     )
                                  (----- x S) - T =N
                                  ( 100     )


                                  where:

                                  "S" is the total number of issued Shares.

                                  "T" is the aggregate number of Shares (if any) that the intending transferor has previously transferred pursuant to clause
                                  9.19 to persons other than Founder
                                  Shareholders; and

                                  "N" is the permitted number.

                             9.19 If a transfer notice is given in accordance
                                  with clause 9.17:

                                  (a) The transfer notice will constitute an
                                      irrevocable offer by the intending
                                      transferor to transfer to the other
                                      Founder Shareholder at the price per
                                      Share and upon the terms and conditions
                                      specified, the offered number of Shares
                                      ("offer").

                                  (b) The other Founder Shareholder may accept
                                      the offer in respect of the offered
                                      number (but not less than the offered
                                      number) of Shares by giving to the
                                      intending transferor within 30 days after the transfer notice is given a notice in writing ("acceptance notice") accepting the offer.

                                  (c) If the offer is accepted by the other
                                      Founder Shareholder in accordance with
                                      paragraph (b) then the intending
                                      transferor must on payment of the
                                      purchase price in cleared funds and
                                      fulfilment of terms and conditions
                                      specified in the transfer notice,
                                      transfer the offered number of Shares to the other Founder Shareholder;

                                  (d) The completion of the transfer of the
                                      offered number of Shares is to take place on or before the 30th day after the acceptance notice is given.

                                  (e) If the intending transferor fails to
                                      transfer the offered number of Shares
                                      pursuant to paragraphs (c) and (d) then
                                      the intending transferor is taken to have appointed any of the Directors or the secretary of the Company as agent to receive the purchase price and execute the transfer and on receipt of the purchase price and execution of the transfer to hold the purchase price in

                                                                              38
--------------------------------------------------------------------------------


                                      trust for the intending transferor. A
                                      receipt given by a Director or the
                                      secretary of the Company for the price is good discharge to the Founder Shareholder paying it and the Company is empowered to enter the name of that Founder Shareholder in the Company's shareholders' register as the holder in place of the intending transferor of the offered number of Shares.

                                  (f) Within 30 days after the end of the
                                      period of 30 days referred to in
                                      paragraph (b), if the proposed transferee is an eligible transferee (but not otherwise) and the offer has not been accepted in accordance with paragraph (b) within the period of 30 days referred to in that paragraph, then the intending transferee may transfer to the proposed transferee the offered number (but not more or less than the offered number) of Shares provided that the offered number does not exceed the eligible number and at a price per Share that does not exceed the price per Share specified in the offer and on terms and conditions not more favourable than the terms and conditions specified in the offer.

                                  (g) For the purpose of applying paragraph
                                      (f):

                                      (i)  the proposed transferee will be an
                                           eligible transferee if and only if
                                           the proposed transferee is a body
                                           corporate that is not:

                                           (A)  if the intending transferor is
                                                the PCCW Shareholder, a related
                                                entity or controlled
                                                corporation of PCCW or a
                                                controlled corporation of Mr
                                                Li; or

                                           (B)  if the intending transferor is
                                                the Telstra Shareholder, a
                                                related entity or controlled
                                                corporation of Telstra,

                                                    and

                                      (ii) the eligible number will be a number
                                           that does not exceed the whole
                                           number nearest to the value of "N"
                                           in the formula

                                            (  15     )
                                            (----- x S) - T =N
                                            ( 100     )


                                            where "S" is the total number of
                                            issued Shares; and

                                            "H" is the aggregate of the number
                                            of Shares (if any) which are held
                                            by the proposed transferee plus
                                            the number of Shares (if any) over
                                            which the proposed transferee is
                                            entitled to any Security Interests.

                                                                              39
--------------------------------------------------------------------------------


10   Related Party Operations Principles and Arrangements
--------------------------------------------------------------------------------

                             10.1 [Intentionally blank]

                             10.2 [Intentionally blank]

                             10.3 [Intentionally blank]

                             10.4 [Intentionally blank]

                             10.5 [Intentionally blank]

                             10.6 [Intentionally blank]

                             10.7 [Intentionally blank]

                             10.8 [Intentionally blank]

                             10.9 [Intentionally blank]

                            10.10 [Intentionally blank]

                            10.11 [Intentionally blank]

                            10.12 [Intentionally blank]

                            10.12A The parties acknowledge that the Founders
                                  and one or more members of the Company Group have agreed to enter into the Capacity Allocation Agreement and the Reach Network Services Agreement.

                            10.13 [Intentionally blank]

                            10.14 [Intentionally blank]

                            10.15 In clause 4, these meanings apply unless the
                                  contrary intention appears:

                                  Cross Border Connectivity means Connectivity for the carriage of Telecommunications Traffic between a place in a territory and a place outside the territory.

                                  Cross Border Connectivity Infrastructure means Connectivity Infrastructure providing Cross Border Connectivity and includes Cross-over Connectivity Infrastructure but does not include Domestic Connectivity Infrastructure that is not Cross-over Connectivity Infrastructure. To avoid doubt Cross Border Connectivity Infrastructure includes:

                                  (a) a Cross Border (submarine or land) cable,
                                      a Cross Border satellite, a landing
                                      station of a Cross Border cable or an
                                      earth station of a Cross Border
                                      satellite; and

                                                                              40
--------------------------------------------------------------------------------


                                  (b) Connectivity Infrastructure that is
                                      comprised in or otherwise forms part of
                                      the PCCW international assets or the
                                      Telstra international assets.

                                  Cross Border Connectivity termination point means a switch, router or similar equipment in a territory that is closely associated with and physically located at or close to:

                                  (a) the landing station in the territory of a
                                      Cross Border cable; or

                                  (b) an earth station in the territory of a
                                      Cross Border satellite.

                                  Cross Border Service is a Connectivity
                                  Service providing Cross Border Connectivity whether or not it also provides Domestic Connectivity.

                                  Cross-over Connectivity Infrastructure means
                                  Connectivity Infrastructure in a territory:

                                  (a) providing Connectivity between:

                                      (i)  the landing station in the territory
                                           of a Cross Border cable, or

                                      (ii) the earth station in the territory
                                           of a Cross Border satellite, and

                                           a Cross Border Connectivity
                                           termination point in the territory
                                           that is associated with and
                                           physically located at or reasonably
                                           proximate to (and distances of less
                                           than 15 kilometres and not
                                           significantly more than 15
                                           kilometres are to be generally
                                           regarded as reasonably proximate)
                                           the landing station or earth
                                           station, and

                                  (b) consisting of:

                                      (i)  a line between the landing station
                                           or earth station and the Cross
                                           Border Connectivity termination
                                           point that is used solely for the
                                           purpose of providing Cross Border
                                           Connectivity; and

                                      (ii) switches, routers, multiplexing
                                           equipment and other facilities that
                                           are not lines and are located at or
                                           in the immediate vicinity of the
                                           Cross Border Connectivity
                                           termination point and are reasonably
                                           required in accordance with good
                                           engineering practice for the
                                           predominant purpose of providing
                                           Cross Border Connectivity.

                                  Domestic Connectivity means Connectivity for the carriage of Telecommunications Traffic between places in the same territory.

                                  Domestic Connectivity Infrastructure means
                                  Connectivity Infrastructure providing
                                  Domestic Connectivity and includes Cross-

                                                                              41
--------------------------------------------------------------------------------


                                  over Connectivity Infrastructure. To avoid doubt Domestic Connectivity Infrastructure includes switches, routers and other associated facilities and equipment used for the purpose of or otherwise in connection with providing Domestic Connectivity.

                                  Domestic Service is a Connectivity Service providing Domestic Connectivity and not providing Cross Border Connectivity.

                                  a reference to a "Cross Border cable" or "Cross Border satellite" is a reference to a cable or satellite providing Cross Border Connectivity.

                                  references to "line" and "facilities" have the same meanings respectively as in the Telecommunications Act 1997 of the Commonwealth of Australia.

                                  a reference to a "relevant entity" is a
                                  reference to a corporation, trust,
                                  partnership, or other economic entity that is engaged or is involved in building, owning, managing operating and/or investing in Cross Border Connectivity Infrastructure.

                                  territory means:

                                  (a) each of mainland China and Hong Kong and
                                      Taiwan (which for the purposes of this
                                      agreement are different territories);

                                  (b) Australia;

                                  (c) any country that is not and not a part
                                      of:

                                      (i)  Australia; or

                                      (ii) mainland China, Hong Kong and
                                           Taiwan.]

                            10.16 In this clause 10, a reference to Australia:

                                  (a) includes a reference to:

                                      (i)  the geographic areas comprised in:

                                           (A)  the Commonwealth of Australia;

                                           (B)  the Territory of Christmas
                                                Island ("Christmas Island");
                                                and

                                           (C)  the Territory of Cocos Island
                                                ("Cocos Island"),

                                                each as defined in the Acts
                                                Interpretation Act 1901 of
                                                Australia, at the date of this
                                                agreement, and

                                      (ii) the geographic areas comprised in
                                           the Australian Antarctic Territory
                                           ("Antarctica") as defined in the
                                           Antarctic Treaty Act 1960 of
                                           Australia at the date of this
                                           agreement, and

                                                                              42
--------------------------------------------------------------------------------


                                  (b) also is to be taken to include a
                                      reference to the geographic area known as East Timor

                                  to the intent that, for the purposes of
                                  applying this clause 10, Connectivity for the carriage of Telecommunications Traffic between places in any one or more of those geographic areas is to be taken:

                                  (a) to be Domestic Connectivity, and

                                  (b) not to be or include Cross Border
                                      Connectivity.

                                 and references to Domestic Connectivity
                                 Infrastructure and Cross Border Connectivity apply accordingly.


10A  [Intentionally blank]
--------------------------------------------------------------------------------

10AA [Intentionally blank]
--------------------------------------------------------------------------------

11   Performance and relationship
--------------------------------------------------------------------------------
Performance

                             11.1 Telstra undertakes to the PCCW Parties:

                                  (a) duly to perform and observe all of
                                      Telstra's obligations under or arising
                                      out of this agreement,

                                  (b) to procure that the Telstra Shareholder
                                      duly performs and observes all its
                                      obligations under or arising out of this agreement,

                                  (c) to procure that Telstra Holding duly
                                      performs and observes all its obligations under or arising out of this agreement, and

                                  (d) to procure that all provisions and
                                      requirements that under this agreement
                                      are stated to be required to be performed or observed on the part of Telstra Group are duly performed and observed as so stated.

                             11.2 PCCW undertakes to the Telstra Parties:

                                  (a) duly to perform and observe all of PCCW's
                                      obligations under or arising out of this agreement,

                                  (b) to procure that the PCCW Shareholder duly
                                      performs and observes all its obligations under or arising out of this agreement ,and

                                  (c) to procure that all provisions and
                                      requirements that under this agreement
                                      are stated to be required to be performed or observed on the part of PCCW Group are duly performed and observed as so stated.

                                                                              43
--------------------------------------------------------------------------------


                             11.3 The Telstra Shareholder undertakes to the
                                  PCCW Parties:

                                  (a) duly to perform and observe all of the
                                      Telstra Shareholder's obligations under
                                      or arising out of this agreement, and

                                  (b) to procure that all provisions and
                                      requirements that under this agreement
                                      are stated to be required to be performed or observed on the part of Telstra Group are duly performed and observed as so stated.

                             11.4 The PCCW Shareholder undertakes to the
                                  Telstra Parties:

                                  (a) duly to perform and observe all of the
                                      PCCW Shareholder's obligations under or
                                      arising out of this agreement;

                                  (b) to procure that all provisions and
                                      requirements that under this agreement
                                      are stated to be required to be performed or observed on the part of PCCW Group are duly performed and observed as so stated.

                            11.4A Telstra Holding undertakes to the PCCW
                                  Parties:

                                  (a) duly to perform and observe all of
                                      Telstra Holding's obligations under or
                                      arising out of this agreement;

                                  (b) to procure that all provisions and
                                      requirements that under this agreement
                                      are stated to be required to be performed or observed on the part of Telstra Group are duly performed and observed as so stated.

                             11.5 Each Shareholder must except to any extent
                                  not permitted by law:

                                  (a) exercise its voting and other rights as a
                                      Shareholder;

                                  (b) procure that each Director appointed by
                                      it (when exercising powers, performing
                                      duties or otherwise acting in the
                                      capacity of a Director) acts and votes;

                                  (c) procure that any person appointed or
                                      nominated by it and holding office as a
                                      director of the Company Group (other than the Company) (when exercising powers, performing duties or otherwise acting in that capacity) acts and votes; and

                                  (d) generally take all reasonable steps
                                      within its power,

                                  so as to procure and ensure that the
                                  provisions and requirements of this agreement are observed and that the businesses, operations and affairs of the Company Group are undertaken, developed and conducted in conformity with this agreement and the Approved Business Plan.

                             11.6 Each Shareholder must, except to any extent
                                  not permitted by law, at all times:

                                  (a) exercise its voting power and other
                                      rights as a Shareholder; and

                                                                              44
--------------------------------------------------------------------------------


                                  (b) generally take all reasonable steps
                                      within its power

                                  to procure and ensure that the provisions and requirements of this agreement are observed.

Good faith

                             11.7 Each Party agrees and declares that it will
                                  at all times act in good faith in relation to the other Parties with respect to all matters relating to the Company Group and this agreement.

12       Related party agreements
--------------------------------------------------------------------------------
Rights and remedies

                             12.1 Subject to clause 12.4, if at any time a
                                  right or remedy (including termination) under or in connection with this agreement or another Establishment Agreement or other agreement or arising however at law is exercisable or enforceable by the Company Group against or in respect of a Shareholder or a related entity of a Shareholder:

                                  (a) clause 5.31 will not apply to and a
                                      Director appointed by the Shareholder
                                      ("Interested Shareholder") may not vote
                                      on any proposed resolution of the Board
                                      relating to the exercise or enforcement
                                      of the right or remedy by the Company
                                      Group; and

                                  (b) any director of a subsidiary of the
                                      Company who is a related person of the
                                      Interested Shareholder may not vote on
                                      any proposed resolution of the board of
                                      directors of the subsidiary relating to
                                      the exercise or enforcement of the right or remedy by the Company Group.

                             12.2 A Director referred to in clause 12.1(a) must
                                  be given

                                  (a) notice of; and

                                  (b) the opportunity to attend and (subject to
                                      that clause) participate in any meeting
                                      of the Board at which a proposed
                                      resolution of the kind referred to in
                                      that clause is considered.

                             12.3 A director referred to in clause 12.1(b) must
                                  be given:

                                  (a) notice of; and

                                  (b) the opportunity to attend and (subject to
                                      that clause) participate in any meeting
                                      of the board of directors of the
                                      subsidiary at which the proposed
                                      resolution is considered.

                             12.4 For the purpose of considering and voting on
                                  a proposed resolution of the kind referred to in clause 12.1(a), a quorum for a meeting of the Board will be the attendance of two Directors including, if a Shareholder that is not the Interested Shareholder is a 35% Shareholder, at least one Director appointed by that 35% Shareholder.

                                                                              45
--------------------------------------------------------------------------------


13       Default
--------------------------------------------------------------------------------
Event of Default

                             13.1 For the purposes of this Agreement, a
                                  Shareholder is a "defaulting Shareholder" if the Shareholder or a holding company of the Shareholder is Insolvent.

Loss of rights

                             13.2 If a Shareholder becomes a defaulting
                                  Shareholder:

                                  (a) each Director appointed by the defaulting
                                      Shareholder will automatically cease to
                                      be a Director;

                                  (b) each related person of the defaulting
                                      Shareholder who is a director of a
                                      subsidiary of the Company will
                                      automatically cease to be a director of
                                      that subsidiary;

                                  (c) the defaulting Shareholder will not have
                                      any rights pursuant to this agreement to appoint:

                                      (i)  Directors pursuant to clause 5; or

                                      (ii) directors of subsidiaries of the
                                           Company pursuant to clause 5AA;

                                  (d) a quorum for a meeting of the Board will
                                      be the attendance of two directors;

                                  (e) if the defaulting Shareholder is a
                                      Founder Shareholder, clause 12 will not
                                      apply;

                                  (f) the defaulting Shareholder will not have
                                      any rights under clause 18 (but, to avoid doubt, without prejudice to any rights it may have at law);

                                  but otherwise this agreement will remain in full force and effect in accordance with its terms.

                             13.3 Clauses 13.2 (c), (d), (e) and (f) apply for
                                  so long as the defaulting Shareholder or a holding company of the defaulting Shareholder is Insolvent.

                             13.4 If a Shareholder becomes a defaulting
                                  Shareholder, a Founder Shareholder that is not a defaulting Shareholder may notify the secretaries of the Company Group that clauses 13.2(a) and (b) are in effect and, on receipt of the notice, the secretaries must immediately remove the names of the directors affected by clauses 13.2(a) and (b) from the registers of directors and officers of the Company Group.

Holding Company

                             13.5 For the purposes of clause 13.1 and 13.3, a
                                  holding company:

                                  (a) of the PCCW Shareholder, does not include
                                      any body corporate that is a holding
                                      company of PCCW;

                                                                              46
--------------------------------------------------------------------------------


                                  (b) of the Telstra Shareholder, does not
                                      include any body corporate that is a
                                      holding company of Telstra.

14       Regulatory issues
--------------------------------------------------------------------------------

                             14.1 Each Party must take reasonable steps to
                                  consult with the others and coordinate any significant discussions with any Government Agency in relation to a material aspect of the Business or regulations or laws affecting the Company. The Parties acknowledge that nothing contained in this clause will prevent any Party from having individual discussions with a Government Agency.

15       Constitution of Company and subsidiaries
--------------------------------------------------------------------------------
Conforming constitutions

                             15.1 Subject to clause 15.1A, the Parties will
                                  consult together in good faith to agree and together and individually implement or cause to be implemented as appropriate, all actions that may be required or expedient to procure that the Constitution and the constituent documents of each subsidiary of the Company at all times reflect and in all other material respects are consistent with this agreement as amended from time to time (including clauses 5, 5AA and 13).

                            15.1A In any case where either Founder Shareholder
                                  reasonably requires the constituent documents of any subsidiary of the Company to be amended in accordance with clause 15.1, such documents will not be required to include provisions corresponding to clauses 5.8 to 5.17A.

                            15.1B [Intentionally blank]

Inconsistency

                             15.2 The Parties intend that if an inconsistency
                                  arises between:

                                  (a) the Constitution and this agreement; or

                                  (b) the constituent documents of a subsidiary
                                      of the Company and this agreement,

                                  this agreement prevails to the extent of the inconsistency and each Shareholder agrees to take any steps which for the time being are within its power and are necessary to procure that the Constitution or the constituent documents of the subsidiary are promptly altered to eliminate the inconsistency.

16       Warranties and Undertakings
--------------------------------------------------------------------------------

                             16.1 As at 13 October 2000, Telstra warrants to
                                  PCCW that:

                                  (a) the Company is duly incorporated by
                                      registration and in existence under the
                                      Companies Act 1981 of Bermuda,

                                                                              47
--------------------------------------------------------------------------------


                                  (b) since its registration the Company has
                                      not traded or received any income or made any gains or incurred losses or liabilities in excess of US$10,000,

                                  (c) the Company has no assets or liabilities
                                      (whether actual, contingent or
                                      otherwise),

                                  (d) the issued and allotted share capital of
                                      the Company consists of 12,000 fully
                                      unpaid Shares of which:

                                      (i)  6,000 Shares are duly registered in
                                           the name of the PCCW Shareholder as
                                           holder,

                                      (ii) 6000 Shares are duly registered in
                                           the name of the Telstra Shareholder,
                                           and

                                      (iii) and the Company has not issued or
                                           created any other security,

                                  (e) except for or as contemplated by the
                                      Establishment Agreements there is no
                                      agreement in force which grants the right to any person to call for the issue or allotment of any Share or to require the issue or creation by the Company of any other security,

                                  (f) the Company has conducted and is
                                      conducting its affairs (including the
                                      establishment and maintenance of its
                                      books and records and notifications to
                                      the relevant authorities) in all respects in accordance with all applicable laws;

                                  (g) the Directors are:

                                      (i)  Alexander Anthony Arena ; and

                                      (ii) Christopher Garrod;

                                  (h) the secretary of the Company is Maye
                                      Coye.


                             16.2 Telstra indemnifies PCCW against all
                                  liability and loss arising directly or
                                  indirectly from, and any costs, charges and expenses incurred in connection with, any inaccuracy in or breach of any of the warranties given by Telstra in clause 16.1.

                             16.3 As at 13 October 2000, PCCW warrants and
                                  undertakes to the Telstra Parties that:

                                  (a) PCCW:

                                      (i)  is a company duly incorporated by
                                           registration and in existence under
                                           the Companies Ordinance; and

                                      (ii) has full corporate power to own
                                           property; and

                                  (b) the PCCW Shareholder:

                                                                              48
--------------------------------------------------------------------------------


                                      (i)  is a company duly incorporated by
                                           registration and in existence under
                                           the Companies Act 1981 of Bermuda;
                                           and

                                      (ii) has full corporate power to own
                                           property;

                                  (c) PCCW Shareholder is and will be
                                      immediately after Completion a direct
                                      wholly owned subsidiary of PCCW;

                                  (d) each of the PCCW Parties has the power to
                                      enter into and perform this agreement and has obtained or on or prior to Completion will have obtained all necessary consents to enable it to do so;

                                  (e) the entry into and performance of this
                                      agreement by the PCCW Parties or either
                                      of them does not constitute a breach of
                                      any obligation (including but not limited to any statutory contractual or fiduciary obligation) or default under any agreement or undertaking by which either of the PCCW Parties is bound;

                                  (f) where a PCCW Entity is a party to an
                                      Establishment Agreement:

                                      (i)  that PCCW Entity has the power to
                                           enter into and perform that
                                           Establishment Agreement and has
                                           obtained or on or prior to
                                           Completion will have obtained all
                                           necessary consents to enable it to
                                           do so; and

                                      (ii) the entry into and performance of
                                           that Establishment Agreement by that
                                           PCCW Entity does not constitute a
                                           breach of any obligation (including
                                           but not limited to any statutory
                                           contractual or fiduciary obligation)
                                           or default under any agreement or
                                           undertaking, by which that PCCW
                                           Entity is bound;

                                  (g) the PCCW Shareholder is the legal and
                                      beneficial owner of the PCCW Shares and
                                      no Security Interest has been created or subsists in relation to any of the PCCW Shares;

                                  (h) immediately after Completion:

                                      (i)  the PCCW Shareholder will be the
                                           legal and beneficial owner of the
                                           PCCW Shares and no Security Interest
                                           will have been created or subsist
                                           over any of the PCCW Shares other
                                           than:

                                           (A)  pursuant to and in accordance
                                                with the Establishment
                                                Agreement entitled Equitable
                                                Mortgage of Shares; or

                                           (B)  a Security Interest that:


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                                                                              49
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                                               (aa) secures indebtednesses
                                                    created pursuant to an arms
                                                    length bona fide
                                                    arrangement with a
                                                    financial institution that
                                                    is not a related entity of
                                                    the PCCW Shareholder; and

                                               (ab) the indebtedness is
                                                    indebtedness of the PCCW
                                                    Group; and

                                      (ii) PCCW will be the legal and
                                           beneficial owner of all PCCW
                                           Shareholder Securities and no
                                           Security Interest will have been
                                           created or subsist over any PCCW
                                           Shareholder Securities other than a
                                           Security Interest that:

                                           (A)  secures indebtednesses created
                                                pursuant to an arms length bona
                                                fide arrangement with a
                                                financial institution that is
                                                not a related entity of the
                                                PCCW Shareholder; and

                                           (B)  the indebtedness is
                                                indebtedness of the PCCW Group.

                             16.4 PCCW indemnifies the Telstra Parties against
                                  all liability or loss arising directly or indirectly from, and any costs, charges and expenses incurred in connection with, any inaccuracy in or breach of any of the warranties and undertakings given by it in clause 16.3.

                             16.5 As at 13 October 2003, Telstra represents and
                                  warrants to the PCCW Parties that:

                                  (a) Telstra:

                                      (i)  is duly incorporated and in
                                           existence under the Corporations
                                           Law;

                                      (ii) has full corporate power to own
                                           property; and

                                  (b) each of the Telstra Parties has the power
                                      to enter into and perform this agreement and has obtained all necessary consents to enable it to do so;

                                  (c) the entry into and performance of this
                                      agreement by the Telstra Parties or
                                      either of them does not constitute a
                                      breach of any obligation (including, but not limited to, any statutory, contractual or fiduciary obligation), or default under any agreement or undertaking, by which either of the Telstra Parties is bound;

                                  (d) where a Telstra Entity is a party to an
                                      Establishment Agreement:


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                                                                              50
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                                      (i)  that Telstra Entity has the power to
                                           enter into and perform that
                                           Establishment Agreement and has

                                           obtained all necessary consents to
                                           enable it to do so; and

                                      (ii) the entry into and performance of
                                           that Establishment Agreement by that
                                           Telstra Entity does not constitute a
                                           breach of any obligation (including,
                                           but not limited to, any statutory,
                                           contractual or fiduciary
                                           obligation), or default under any
                                           agreement or undertaking, by which
                                           that party is bound; and

                                  (e) Telstra Holding:

                                      (i)  is duly incorporated by registration
                                           and in existence under the
                                           Corporations Law; and

                                      (ii) is and will be immediately after
                                           Completion a direct wholly owned
                                           subsidiary of Telstra;

                                  (f) the Telstra Shareholder:

                                      (i)  is a company duly incorporated by
                                           registration and in existence under
                                           the Companies Act 1981 of Bermuda;
                                           and

                                      (ii) is and will be immediately after
                                           Completion a direct wholly owned
                                           subsidiary of Telstra Holding;

                                      (iii) the Telstra Shareholder is the
                                           legal and beneficial owner of the
                                           Telstra Shares and no Security
                                           Interest has been created or
                                           subsists over any of the Telstra
                                           Shares;

                                  (g) immediately after Completion:

                                      (i)  the Telstra Shareholder will be
                                           legal and beneficial owner of the
                                           Telstra Shares and no Security
                                           Interest will have been created or
                                           subsist over any of the Telstra
                                           Shares (other than a Security
                                           Interest that:

                                           (A)  secures indebtednesses created
                                                pursuant to an arms length bona
                                                fide arrangement with a
                                                financial institution that is
                                                not a related entity of the
                                                Telstra Shareholder; and

                                           (B)  the indebtedness is
                                                indebtedness of the Telstra
                                                Group); and

                                      (ii) Telstra Holding will be the legal
                                           and beneficial owner of all Telstra
                                           Shareholder Securities and no
                                           Security Interest will have been
                                           created or subsist over any

                                                                              51
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                                           Telstra Shareholder Securities
                                           (other than a Security Interest that:


                                           (A)  secures indebtednesses created
                                                pursuant to an arms length bona
                                                fide arrangement with a
                                                financial institution that is
                                                not a related entity of the
                                                Telstra Shareholder; and

                                           (B)  the indebtedness is
                                                indebtedness of the Telstra
                                                Group).

                             16.6 Telstra indemnifies the PCCW Parties against
                                  all liability or loss arising directly or indirectly from, and any costs, charges and expenses incurred in connection with, any inaccuracy in or breach of any of the warranties given by it in clause 16.5.

17       Indemnities
--------------------------------------------------------------------------------
                                  If for any reason an amount received by an indemnified party under any of the indemnities in this agreement is subject to Tax, the other party agrees to pay the indemnified party an additional amount so that, after deducting from that amount all Tax paid or payable in respect of the receipt, the balance remaining is equal to the amount due under the relevant indemnity.

18       Company information
--------------------------------------------------------------------------------
Accounting Records: Accounting Principles: Access

                             18.1 The Company must:

                                  (a) make and keep books, records and
                                      accounts, which, in reasonable detail,
                                      accurately and fairly reflect the
                                      transactions and dispositions of the
                                      assets of the Company Group; and

                                  (b) devise and maintain an adequate system of
                                      internal accounting controls which shall, among other things, be sufficient to provide reasonable assurances that:

                                      (i)  transactions are executed in
                                           accordance with management's general
                                           or specific authorisation;

                                      (ii) transactions are recorded as
                                           necessary:

                                           (A)  to permit preparation of
                                                financial statements in
                                                conformity with the GAAP
                                                requirements of each Founder
                                                and US GAAP or any other
                                                criteria applicable to such
                                                statements; and

                                           (B)  to maintain accountability for
                                                assets;

                                      (iii) access to assets is permitted only
                                           in accordance with management's
                                           general or specific authorisation;
                                           and

                                                                              52
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                                      (iv) the recorded accountability for
                                           assets is compared with the existing
                                           assets at reasonable intervals and
                                           appropriate action is taken with
                                           respect to any differences.

                             18.2 The financial accounts of the Company will be
                                  closed at the end of each financial year. The financial statements of the Company will be audited each year by the auditor of the Company to the extent:

                                  (a) required by statute or regulation;

                                  (b) required by the auditors of either
                                      Founder Shareholder in order to report on the financial statements of such Founder Shareholder;

                                  (c) necessary to meet either Founder
                                      Shareholder's tax reporting requirements;
                                      or

                                  (d) mutually agreed by the Founder
                                      Shareholders.

                             18.3 Each Founder Shareholder, for so long as it
                                  is a 20% Shareholder, or its representatives shall have the right to inspect any of the properties and financial and other books and records of the Company and make copies of such financial and other books and records, at reasonable times and upon reasonable notice, as often as such Shareholder may request. All expenses associated with such inspections and copying will be at the requesting Founder Shareholder's expense.

                             18.4 The Company must prepare and give to a
                                  Founder Shareholder in a timely and accurate manner on request all Company Information that the Founder Shareholder or any related entity of the Founder Shareholder must have or reasonably requires for or in connection with any of the following purposes:

                                  (a) to prepare and lodge accurate and
                                      complete tax returns and comply with all applicable tax reporting requirements in any relevant jurisdiction;

                                  (b) to comply with disclosure or reporting or
                                      other applicable requirements of:

                                      (i)  any stock exchange on which shares
                                           of the Founder Shareholder or a
                                           related entity of the Founder
                                           Shareholder are listed or proposed
                                           to be listed; or

                                      (ii) any securities commission, stock
                                           exchange or regulatory authority
                                           concerning prospectus or other
                                           requirements in relation to any
                                           financing or capital raising to be
                                           undertaken by a Founder Shareholder
                                           or a related entity of the Founder
                                           Shareholder; or

                                                                              53
--------------------------------------------------------------------------------


                                     (iii) any applicable statutory,
                                           governmental or similar obligation
                                           or direction to report or provide
                                           information to a Government Agency;

                                  (c) for purposes of this clause 18.4, Company
                                      Information shall include, without
                                      limitation:

                                      (i)  a financial reporting package
                                           including a balance sheet, income
                                           statement, other financial data
                                           reasonably specified by a Founder
                                           Shareholder, in a format necessary
                                           for such Shareholder's reporting
                                           requirements, on a monthly,
                                           quarterly and annual basis, which
                                           shall be prepared and submitted to
                                           the Founder Shareholder within ten
                                           business days after each month,
                                           quarter or year end;

                             18.5 The Company shall give, within ten days after
                                  first becoming aware thereof, written notice to the Founder Shareholders of the following:

                                  (a) any development that has resulted in, or
                                      could reasonably be anticipated to result in, a material adverse change or effect on the Business;

                                  (b) the filing or commencement of, or notice
                                      of intention by any person to file or
                                      commence, any material action, suit or
                                      proceeding, whether at law or in equity
                                      or before any governmental authority,
                                      against the Company Group or any director or executive officer thereof;

                                  (c) all complaints, claims, or adverse
                                      reactions arising from, or in connection with, the manufacture, distribution, handling, sale, administration or use of the products and services provided by the Company Group; and

                                  (d) the receipt of any notice of any
                                      violation of any environmental law or of any potential responsibility for any environmental liability.

                             18.6 The Company undertakes to Telstra to procure
                                  that the Company Group gives to Telstra Group and PCCW undertakes to Telstra to procure that the PCCW Group gives to Telstra in each case in a timely and accurate manner on request all information relating to PCCW's international assets, prior to Completion, that the Company or PCCW (as the case may be) has or is able to provide and Telstra must have or reasonably requires for the purposes of preparing disclosing or otherwise providing historical proforma financial statements and other historical or reconstructed information in order to be able to comply with any requirements of any Government Agency or stock exchange applicable to or in connection with offering or issuing bonds, debentures or other debt or equity securities or otherwise raising or procuring debt or equity fundings.

                                                                              54
--------------------------------------------------------------------------------


                             18.7 The Company undertakes to PCCW to procure
                                  that the Company Group gives to PCCW Group and Telstra undertakes to PCCW to procure that Telstra Group gives to PCCW Group in each case in a timely and accurate manner on request all information relating to Telstra's international assets, prior to Completion, that the Company or

                                  Telstra (as the case may be) has or is able to provide and PCCW must have or reasonably requires for the purposes of preparing disclosing or otherwise providing historical proforma financial statements and other historical or reconstructed information in order to be able to comply with requirements of any government agency or stock exchange applicable to or in connection with offering or issuing bonds, debentures or other debt or equity securities or otherwise raising or procuring debt or equity funding.

                             18.8 The Company Information to which clause 18.4
                                  applies includes:

                                  (a) in the case of the Telstra Shareholder,
                                      information required by Telstra Group for any of the following purposes:

                                      (i)  to enable Telstra to comply with the
                                           continuous disclosure and other
                                           applicable requirements of the
                                           listing rules of the Australian
                                           Stock Exchange Limited; and

                                      (ii) to enable the Telstra Group to
                                           prepare, lodge and process tax
                                           returns and observe all applicable
                                           requirements under the Australian
                                           tax regime; and

                                      (iii) to enable the Telstra Group to
                                           observe any requirements of Division
                                           3 of Part 2 of the Telstra
                                           Corporation Act 1991; and

                                      (iv) to enable the Telstra Group to
                                           comply with the periodic and annual
                                           reporting requirements and any
                                           disclosure or prospectus
                                           requirements of:

                                           (A)  the Securities and Exchange
                                                Commission of the United States
                                                or the New York Stock Exchange
                                                under the Securities Act of
                                                1933 or the Securities Exchange
                                                Act of 1934; and

                                           (B)  any other stock exchange on
                                                which its securities are
                                                listed;

                                  (b) in the case of the PCCW Shareholder,
                                      information required by PCCW Group for
                                      any of the following purposes:

                                      (i)  to enable PCCW Group to comply with
                                           the disclosure and other applicable
                                           requirements of:

                                           (A)  the listing agreement between
                                                PCCW and The Stock Exchange of
                                                Hong Kong Limited;

                                                                              55
--------------------------------------------------------------------------------


                                           (B)  the disclosure and other
                                                applicable requirements of any
                                                stock exchange on which its
                                                securities are listed;

                                      (ii) to enable the PCCW Group to prepare,
                                           lodge and process tax returns and
                                           observe all applicable requirements
                                           under the Hong Kong tax regime; and

                                     (iii) to enable PCCW to comply with the
                                           periodic and annual reporting
                                           requirements and any disclosure or
                                           prospectus requirements of the
                                           Securities and Exchange Commission
                                           of the United States or the New York
                                           Stock Exchange under the Securities
                                           Act of 1933 or the Securities
                                           Exchange Act of 1934.

                             18.9 In addition to the other reporting
                                  requirements set out in this clause 18, each Founder Shareholder and the Company shall provide all financial and other information as is reasonably requested by the other Founder Shareholder including information relating to the other Shareholder, the Company Group or intercompany transactions to meet the requesting Shareholder's reasonable requirements for such information for any of the purposes set out in clauses 18.4 and 18.8.

                            18.10 Subject to law and the provisions of clause
                                  19 a related person of a Founder Shareholder may disclose to and discuss with the Founder Shareholder and any related person of the Founder Shareholder, any information, including Company Information, obtained in the course of acting or as otherwise in the capacity of:

                                  (a) a Director; or

                                  (b) a director of a subsidiary of the
                                      Company.

19       Confidentiality
--------------------------------------------------------------------------------
Definitions

                             19.1 For the purposes of this clause 19:

                                  (a) a recipient of information is a person
                                      that receives or obtains the information;

                                  (b) a discloser of information is a person
                                      from whom a recipient receives or obtains the information;

                                  (c) the permitted purposes are:

                                      (i)  with respect to Confidential
                                           Information of the Company and/or
                                           Confidential Information of a
                                           Founder:

                                           (A)  the performance, observance,
                                                implementation or enforcement
                                                of rights or obligations
                                                arising under this agreement
                                                and/or an Establishment

                                                                              56
--------------------------------------------------------------------------------


                                                Agreement and/or any future
                                                agreement between the Company
                                                Group and the Founder Group;

                                           (B)  the direction, management
                                                and/or conduct of the Company
                                                Group and/or the Business;

                                      (ii) also with respect to Confidential
                                           Information of the Company that a
                                           Founder Group or a Representative of
                                           a Founder Group is given by the
                                           Company or otherwise receives or
                                           obtains from the Company Group or a
                                           Representative of the Company Group:

                                           (A)  where the Founder Group is
                                                Telstra Group, the purposes
                                                referred to in clauses 18.4,
                                                18.6 and 18.8(a) and 18.9; and

                                           (B)  where the Founder Group is the
                                                PCCW Group, the purposes
                                                referred to in clauses 18.4,
                                                18.6 and 18.8(b) and 18.9;

                                     (iii) also with respect to Confidential
                                           Information of Telstra Group that
                                           PCCW Group or Representative of PCCW
                                           Group is given by the Company or
                                           Telstra or otherwise receives or
                                           obtains from, or from a
                                           Representative of, the Company Group
                                           or Telstra Group, the purposes
                                           referred to in clauses 18.4, 18.6,
                                           18.8(b) and 18.9; and

                                      (iv) also with respect to Confidential
                                           Information of PCCW Group that
                                           Telstra Group or a Representative of
                                           Telstra Group is given by the
                                           Company or PCCW or otherwise
                                           receives or obtains from or from a
                                           representative of the Company Group
                                           or PCCW Group, the purposes referred
                                           to in clauses 18.4, 18.6, 18.8(a)
                                           and 18.9.

                                  (d) Discloser Group means:

                                      (i)  if the discloser is:

                                           (A)  the Company Group, or

                                           (B)  a Representative of the Company
                                                Group,

                                           the Company Group,

                                      (ii) if the discloser is:

                                           (A)  a Founder Group, or

                                           (B)  a Representative of a Founder
                                                Group,

                                           that Founder Group.

                                  (e) Receiver Group means:

                                                                              57
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                                      (i)  if the receiver is:

                                           (A)  the Company Group, or

                                           (B)  a Representative of the
                                                Company,

                                           the Company Group,

                                      (ii) if the receiver is:

                                           (A)  a Founder Group, or

                                           (B)  a Representative of a Founder
                                                Group,

                                           that Founder Group.

                                  (f) Confidential Information of the Company
                                      means Company Information in whatever
                                      form, however provided or stored and in
                                      whatever manner obtained or received
                                      that:

                                      (i)  is confidential non public or
                                           proprietary information, and

                                      (ii) is not Excluded Information.

                                  (g) Information of a Founder Group is
                                      information of any kind (including
                                      financial data and information) relating to produced or used for or in connection with the Founder Group the business carried on by or assets liabilities or other affairs of the Founder Group.

                                  (h) Confidential Information of a Founder
                                      Group is Information of the Founder Group that:

                                      (i)  is confidential non public or
                                           proprietary information in whatever
                                           form, however provided or stored and
                                           in whatever manner obtained or
                                           received, and

                                      (ii) is not Excluded Information.

                                  (i) Excluded Information means information
                                      that:

                                      (i)  is in or becomes part of the public
                                           domain other than through breach of
                                           this agreement or an obligation of
                                           confidence owed to the Discloser
                                           Group or another person; or

                                      (ii) the Receiver Group can prove by
                                           contemporaneous written
                                           documentation was already known to
                                           the Receiver Group at the time it
                                           was received or obtained from the
                                           discloser by the recipient (unless
                                           such knowledge arose from disclosure
                                           of information in breach of an
                                           obligation of confidentiality).

                                                                              58
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                             19.2 The Company must not and must procure other
                                  Company Group Entities and Representatives of Company Group Entities do not disclose or use Confidential Information of a Founder Group received and/or obtained from that Founder Group or a Representative of that Founder Group, except in accordance with clauses 19.3 and 19.4.

                             19.3 Confidential Information of Telstra Group
                                  that the Company Group or a Representative of the Company Group receives and/or obtains from the Telstra Group or a Representative of the Telstra Group:

                                  (a) may be used by the Company Group and its
                                      Representatives for or in connection with permitted purposes; and

                                  (b) for and in connection with permitted
                                      purposes may be disclosed:

                                      (i)  between the Company, other Company
                                           Entities and/or Representatives of
                                           the Company Group; and

                                      (ii) between the Company Group and
                                           Representatives of the Company Group
                                           and the Telstra Group and
                                           Representatives of the Telstra
                                           Group,

                                      if and as the Company Group or
                                      Representatives of the Company Group
                                      in their discretion consider to be
                                      expedient or desirable for or in
                                      connection with permitted purposes;

                                  (c) may be disclosed by the Company Group or
                                      a Representative of the Company Group:

                                      (i)  to any person with the prior consent
                                           of Telstra Group;

                                      (ii) as required to enable the Company
                                           Group to pursue or defend legal
                                           proceedings or any arbitration;

                                     (iii) to any person (including to or to a
                                           Representative of PCCW Group) if and
                                           to the extent that is necessary or
                                           reasonably required for or in
                                           connection with permitted purposes.

                             19.4 Confidential Information of PCCW Group that
                                  the Company Group or a Representative of the Company Group receives and/or obtains from PCCW Group or a Representative of PCCW Group:

                                  (a) may be used by the Company Group and its
                                      Representatives for or in connection with permitted purposes; and

                                  (c) for and in connection with permitted
                                      purposes may be disclosed:

                                      (i)  between the Company, other Company
                                           Entities and/or Representatives of
                                           the Company Group; and

                                                                              59
--------------------------------------------------------------------------------


                                      (ii) between the Company Group and
                                           Representatives of the Company Group
                                           and PCCW Group and Representatives
                                           of PCCW Group,

                                      if and as the Company Group or
                                      Representatives of the Company Group
                                      in their discretion consider to be
                                      expedient or desirable for or in
                                      connection with permitted purposes;

                                  (d) may be disclosed by the Company Group or
                                      a Representative of the Company Group:

                                      (i)  to any person with the prior consent
                                           of PCCW Group;

                                      (ii) as required to enable the Company
                                           Group to pursue or defend legal
                                           proceedings or any arbitration;

                                      (iii) to any person (including to or to a
                                           Representative of Telstra Group) if
                                           and to the extent that is necessary
                                           or reasonably required for or in
                                           connection with permitted purposes.

                             19.5 The Company must use all reasonable
                                  endeavours to procure that where the Company
                                  Group or a Representative of the Company
                                  Group discloses information that is
                                  Confidential Information of a Founder Group to any person as permitted under clause 19.3(c) or 19.4(c), the recipient does not use or further disclose the information except for or in connection with relevant permitted purposes.

                             19.6 Telstra must not and must procure that other
                                  Telstra Entities and the Representatives of Telstra Entities do not disclose or use:

                                  (a) Confidential Information of the Company
                                      Group received and/or obtained from
                                      either:

                                      (i)  the Company Group or a
                                           Representative of the Company Group;
                                           or

                                      (ii) the PCCW Group or a Representative
                                           of the PCCW Group; or

                                  (b) Confidential Information of PCCW Group
                                      received and/or obtained from either:

                                      (i)  the PCCW Group or a Representative
                                           of the PCCW Group; or

                                      (ii) the Company Group or a
                                           Representative of the Company Group,

                                  except in accordance with clauses 19.7 and 19.8.

                             19.7 Confidential Information of the Company Group
                                  that Telstra Group or a Representative of Telstra Group receives and/or obtains from the Company Group or a Representative of the Company Group:


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                                                                              60
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                                  (a) may be used by Telstra Group and its
                                      Representatives for or in connection with permitted purposes; and

                                  (b) for or in connection with the relevant
                                      purposes may be disclosed:

                                      (i)  between Telstra, other Telstra
                                           Entities and/or Representatives of
                                           Telstra Group; and

                                      (ii) between Telstra Group and
                                           Representatives of Telstra Group and
                                           the Company Group and
                                           Representatives of the Company
                                           Group,

                                           if and as Telstra Group or
                                           Representatives of Telstra Group in
                                           their discretion consider to be
                                           expedient or desirable for or in
                                           connection with permitted purposes;

                                  (c) may be disclosed by Telstra Group or a
                                      Representative of Telstra Group:

                                      (i)  to any person with the prior consent
                                           of the Company Group;

                                      (ii) as required to enable Telstra Group
                                           to pursue or defend legal
                                           proceedings or any arbitration;

                                     (iii) to any person (including to or to a
                                           Representative of PCCW Group) if and
                                           to the extent that is necessary or
                                           reasonably required for or in
                                           connection with permitted purposes.

                             19.8 Confidential Information of PCCW Group that
                                  Telstra Group or a Representative of Telstra
                                  Group receives and/or obtains from the PCCW
                                  Group or a Representative of the PCCW Group or the Company Group or a Representative of the Company Group:

                                  (a) may be used by Telstra Group and its
                                      Representatives for or in connection with permitted purposes; and

                                  (b) for and in connection with permitted
                                      purposes may be disclosed:

                                      (i)  between Telstra, other Telstra
                                           Entities and/or Representatives of
                                           Telstra Group; and

                                      (ii) between Telstra Group and
                                           Representatives of Telstra Group and
                                           the Company Group and
                                           Representatives of the Company
                                           Group,

                                           if and as Telstra Group or
                                           Representatives of Telstra Group in
                                           their discretion consider to be
                                           expedient or desirable for or in
                                           connection with permitted purposes;


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                                                                              61
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                                  (c) may be disclosed by Telstra Group or a
                                      Representative of Telstra Group:

                                      (i)  to any person with the prior consent
                                           of PCCW Group;

                                      (ii) as required to enable the Telstra
                                           Group to pursue or defend legal
                                           proceedings or any arbitration;

                                      (iii) to any person if and to the extent
                                           that is necessary or reasonably
                                           required for or in connection with
                                           any of the permitted purposes.

                             19.9 Telstra must use all reasonable endeavours to
                                  procure that where Telstra Group or a
                                  Representative of Telstra Group discloses information that is Confidential Information of the Company or of the PCCW Group to any person as permitted under clauses 19.7(c) or 19.8(c), the recipient does not use or further disclose the information except for or in connection with relevant permitted purposes.

                            19.10 PCCW must not and must procure that other
                                  PCCW Entities and the Representatives of PCCW Entities do not disclose or use:

                                  (a) Confidential Information of the Company
                                      Group received and/or obtained from
                                      either:

                                      (i)  the Company Group or a
                                           Representative of the Company Group;
                                           or

                                      (ii) the Telstra Group or a
                                           Representative of the Telstra Group:
                                           or

                                  (b) Confidential Information of the Telstra
                                      Group received and/or obtained from
                                      either:

                                      (i)  PCCW Group or a Representative of
                                           the PCCW Group; or

                                      (ii) the Company Group or a
                                           Representative of the Company Group;

                                  except in accordance with clause 19.11 and 19.12.

                            19.11 Confidential Information of the Company that
                                  PCCW Group or a Representative of PCCW Group receives and/or obtains from the Company Group or a Representative of the Company
                                  Group:

                                  (a) may be used by PCCW Group and its
                                      Representatives for or in connection with permitted purposes; and

                                  (b) for and in connection with permitted
                                      purposes may be disclosed:

                                      (i)  between PCCW, other PCCW Entities
                                           and/or Representatives of PCCW
                                           Group; and

                                                                              62
--------------------------------------------------------------------------------


                                      (ii) between PCCW Group and
                                           Representatives of PCCW Group and
                                           the Company Group and
                                           Representatives of the Company
                                           Group,

                                           if and as PCCW Group or
                                           Representatives of PCCW Group in
                                           their discretion consider to be
                                           expedient or desirable for or in
                                           connection with permitted purposes;

                                  (c) may be disclosed by PCCW Group or a
                                      Representative of PCCW Group:

                                      (i)  to any person with the prior consent
                                           of the Company Group;

                                      (ii) as required to enable PCCW Group to
                                           pursue or defend legal proceedings
                                           or any arbitration;

                                     (iii) to any person (including to or to a
                                           Representative of Telstra Group) if
                                           and to the extent that is necessary
                                           or reasonably required for or in
                                           connection permitted purposes.

                            19.12 Confidential Information of Telstra Group
                                  that PCCW Group or a Representative of PCCW
                                  Group receives and/or obtains from the
                                  Telstra Group or a Representative of the Telstra Group or the Company Group or a Representative of the Company Group:

                                  (a) may be used by PCCW Group and its
                                      Representatives for or in connection with permitted purposes; and

                                  (b) for and in connection with permitted
                                      purposes may be disclosed:

                                      (i)  between PCCW, other PCCW entities
                                           and/or Representatives of PCCW
                                           Group; and

                                      (ii) between PCCW Group and
                                           Representatives of PCCW Group and
                                           the Company Group and
                                           Representatives of the Company
                                           Group,

                                      if and as PCCW Group or
                                      Representatives of PCCW Group in
                                      their discretion consider to be
                                      expedient or desirable for or in
                                      connection with any of the permitted
                                      purposes;

                                  (c) may be disclosed by PCCW Group or a
                                      Representative of PCCW Group:

                                      (i)  to any person with the prior consent
                                           of Telstra Group;

                                      (ii) as required to enable PCCW Group to
                                           pursue or defend legal proceedings
                                           or any arbitration;

                                                                              63
--------------------------------------------------------------------------------


                                     (iii) to any person if and to the extent
                                           that is necessary or reasonably
                                           required for or in connection with
                                           permitted purposes.

                            19.13 PCCW Group must use all reasonable
                                  endeavours to procure that where PCCW Group or a Representative of PCCW Group discloses information that is Confidential Information of the Company or of Telstra Group to any person as permitted under clause 19.11(c) or 19.12(c), the recipient does not use or further disclose the information except for or in connection with relevant permitted purposes.

Announcements or releases
                            19.14 Neither Telstra Group, nor PCCW Group nor
                                  the Company shall make press or other
                                  announcements or releases relating to this agreement or the transactions the subject of this agreement without the approval of both Founders to the form and manner of the announcement or release unless and except to the extent that the making of the announcement or release is required by law or by a stock exchange.

20       Expiry
--------------------------------------------------------------------------------
                            20.1 Upon a person that holds Shares transferring all of its Shares and ceasing to be a Shareholder in accordance with the terms of this agreement ("cessation"), that person will cease to have any rights and benefits as a Shareholder or as a party to this agreement and will cease to be bound by the obligations and provisions applicable to it as a Shareholder or as a party pursuant to this agreement except that:

                                  (a) all its obligations and liabilities to
                                      other parties that have accrued and
                                      subsist at the date of cessation will be preserved and continue to be enforceable;

                                  (b) it will continue to be bound by and
                                      obliged to perform and observe its
                                      obligations pursuant to clauses 18.9 and 19 as if it was still a Shareholder; and

                                  (c) it will continue to have rights pursuant
                                      to clause 18 for a period of 6 months
                                      from the date of cessation as if it was
                                      still a Shareholder; and

                                  (d) it will continue to have rights pursuant
                                      to clause 19 as if it was still a party.

                            20.2  If clause 20.1 applies to a Founder
                                  Shareholder, then at the date of cessation, the Founder that is a related entity of the Founder Shareholder will cease to have any rights and benefits as a party to this agreement and will cease to be bound by the obligations and provisions applicable to it pursuant to this agreement except that:

                                  (a) all its obligations and liabilities to
                                      other parties that have accrued and
                                      subsist at the date of cessation will be preserved and continue to be enforceable; and

                                                                              64
--------------------------------------------------------------------------------


                                  (b) it will continue to be bound by and
                                      obliged to perform and observe its
                                      obligations pursuant to clauses 10 and 19 as if it was still a party;

                                  (c) it will continue to have rights pursuant
                                      to clause 18 for a period of 6 months
                                      from the date of cessation as if it was
                                      still a party;

                                  (d) it will continue to have rights pursuant
                                      to clause 19 as if it was still a party.

21       Severability
--------------------------------------------------------------------------------
                                  If the whole or any part of a provision of this agreement is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this agreement has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this agreement or is contrary to public policy.

22       Entire agreement
--------------------------------------------------------------------------------
                                  This agreement constitutes the entire
                                  agreement of the Parties about its subject matter and supersedes all previous agreements, understandings and negotiations on that subject matter.

23       No representations or warranties
--------------------------------------------------------------------------------
                            23.1 Each Party acknowledges that in entering into this agreement it has not relied on any representations or warranties about the subject matter except as expressly provided by the written terms of this agreement or any other Establishment Agreement or a document referred to in any Establishment Agreement.

                            23.2 A Party is not liable to another Party (in equity, contract or tort, under the Misrepresentation Act 1967 (UK) or in any other way) for a representation that is not set out in this agreement or any other Establishment Agreement or a document referred to in any Establishment Agreement.

                            23.3 Nothing in this clause 23 has the effect of limiting or restricting any liability of a Party arising as a result of fraud.

24       No undisclosed principals or undisclosed trusts
--------------------------------------------------------------------------------
                                  Except as expressly stated in writing in this agreement, no person enters into this agreement as an agent for any other person or as trustee of any trust or on behalf or for the benefit of any other person.

                                                                              65
--------------------------------------------------------------------------------


25       No partnerships
--------------------------------------------------------------------------------
                                  Except as expressly stated in writing in this agreement, nothing contained or implied in this agreement constitutes a Party the partner, agent, or legal representative of another Party for any purpose or creates any partnership, agency or trust, and no Party has any authority to bind another Party in any way.

26       Assignment
--------------------------------------------------------------------------------
                                  A Party may not assign or otherwise deal with its rights under this agreement or allow any interest in them to arise or be varied in each case, without the consent of the other Parties.

27       Notices
--------------------------------------------------------------------------------
Form
                            27.1 Unless expressly stated otherwise in this agreement, any notice, certificate, consent, approval, waiver and other communication in connection with this agreement ("Notification") must be in writing, signed by the person by which it is given or issued ("sender") or an Authorised Officer of the sender and marked for the attention of "the Company Secretary" of each person to whom it is given ("recipient") or, if a recipient has notified otherwise, then marked for attention in the last way notified.

Delivery
                            27.2  Each Notification must be:

                                  (a) left at the address set out or referred to
                                      below; or

                                  (b) sent by prepaid ordinary post (airmail if
                                      appropriate) to that address; or

                                  (c) sent by fax to the fax number set out or
                                      referred to in the below.

                                  However, if a recipient has notified a
                                  changed postal address or changed fax number, then the Notification must be left or sent to that address or number.

                                  (a) For the Telstra Parties:

                                      Address:     Telstra Corporation Limited
                                                   Level 40
                                                   242 Exhibition Street
                                                   Melbourne VIC Australia 3000

                                      Fax:         +61 3 9632 3215

                                 (b) For the Company:

                                                                              66
--------------------------------------------------------------------------------


                                     Address:      Clarendon House
                                                   2 Church Street
                                                   Hamilton HM 11
                                                   Bermuda

                                     Fax:          + 1 441 292 4720

                                 (c) For the PCCW Parties:

                                     Address:      39/F PCCW Tower
                                                   TaiKoo Place
                                                   979 King's Road
                                                   Quarry Bay
                                                   Hong Kong

                                     Fax:          +852 2962 5725

When effective
                            27.3 A Notification takes effect from the time it is received unless a later time is specified.

Receipt - post
                            27.4 If sent by post, a Notification is taken to be received three days after posting (or seven days after posting if sent from a place in Australia to a place outside Australia, or from a place in Hong Kong to a place outside Hong Kong).

Receipt - fax
                            27.5 If sent by fax, a Notification is taken to be received at the time shown in the transmission report as the time that the whole fax was sent.

Receipt - general
                            27.6 Despite clauses 27.4 and 27.5, if received after 5.00pm at the place of receipt or on a non-Business Day, a Notification is to be taken to be received at 9.00am on the next Business Day.

28       General
--------------------------------------------------------------------------------
Discretion in exercising rights
                            28.1 A Party may exercise a right or remedy or give or refuse its consent in any way it considers appropriate (including by imposing conditions), unless this agreement expressly states otherwise.

Partial exercising of rights
                            28.2 If a Party does not exercise a right or remedy fully or at a given time, the party may still exercise it later.

No liability for loss
                            28.3 A Party is not liable for loss caused by the exercise or attempted exercise of, failure to exercise, or delay in exercising a right or remedy under this agreement.

                                                                              67
--------------------------------------------------------------------------------


Approvals and consents
                            28.4 By giving its approval or consent a Party does not make or give any warranty or representation as to any circumstance relating to the subject matter of the consent or approval.

Remedies cumulative
                            28.5 The rights and remedies provided in this agreement are in addition to other rights and remedies given by law independently of this agreement.

Variation and waiver
                            28.6 A provision of this agreement or a right created under it, may not be waived or varied except in writing, signed by each Party to be bound.

Indemnities
                            28.7  The indemnities in this agreement are
                                  continuing obligations, independent from the other obligations of the Parties under this agreement and continue after this agreement ends. It is not necessary for a Party to incur expense or make payment before enforcing a right of indemnity under this agreement.

Further steps
                            28.8 Each of the PCCW Parties agree to do anything that any of the Telstra Parties reasonably requests (such as obtaining consents, signing and producing documents and getting documents completed and signed):

                                  (a) to bind any of the PCCW Parties and their
                                      successors under this agreement;

                                  (b) to give effect to the intentions of the
                                      Parties and the objectives of this
                                      agreement and the transactions
                                      contemplated by it including, without
                                      limitation, negotiating in good faith with respect to any matters requested by any of the Telstra Parties to this agreement, and by the execution and delivery of documents and other instruments; and

                                  (c) to use its best endeavours to cause
                                      relevant third persons to do likewise to bind every Party intended to be bound under this agreement.

                            28.9 Each of the Telstra Parties agree to do anything that any of the Telstra Parties reasonably requests (such as obtaining consents, signing and producing documents and getting documents completed and signed):

                                  (a) to bind any of the Telstra Parties and
                                      their successors under this agreement;

                                  (b) to give effect to the intentions of the
                                      Parties and the objectives of this
                                      agreement and the transactions
                                      contemplated by it including, without
                                      limitation, negotiating in good faith with respect to any matters requested by any of the Telstra Parties to this agreement, and by the execution and delivery of documents and other instruments; and

                                                                              68
--------------------------------------------------------------------------------


                                  (c) to use its best endeavours to cause
                                      relevant third persons to do likewise to bind every Party intended to be bound under this agreement.

Time of the essence
                            28.10 Time is of the essence in this agreement in
                                  respect of an obligation of a Party to pay money.

Construction
                            28.11 No rule of construction applies to the
                                  disadvantage of a Party because that Party was responsible for the preparation of, or seeks to rely on, this agreement or any part of it.

Costs
                            28.12 Except as otherwise provided under this
                                  agreement, the Parties agree to pay their own legal and other costs and expenses in connection with the preparation execution and completion of this agreement and other related documentation.

Supervening legislation
                            28.13 Any present or future legislation which
                                  operates to vary the obligations of a Party in connection with this agreement with the result that another Party's rights, powers or remedies are adversely affected (including, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

Counterparts
                            28.14 This agreement may consist of a number of
                                  copies, each signed by one or more Parties to the agreement. If so, the signed copies are treated as making up the one document and the date on which the last counterpart is executed will be the date of the agreement.

Third Party Rights
                            28.15 A person that is not a party to this agreement
                                  has no rights under the Contract (Rights of Third Parties) Act 1999 (UK) to enforce any term or condition of this agreement.

29       Governing law
--------------------------------------------------------------------------------
Governing law
                            29.1 This agreement is governed by the law in force in England.

Jurisdiction
                            29.2 Each Party submits to the non-exclusive jurisdiction of the courts England and courts of appeal from them. Each Party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

                                                                              69
--------------------------------------------------------------------------------


Serving documents
                            29.3  Without preventing any other method of
                                  service, any document in an action may be served on a Party by being delivered or left at that Party's address for the purposes of clause 27 or with its Process Agent.

Process Agent
                            29.4 Each Party irrevocably appoint its Process Agent as its process agent to receive any document in an action in connection with this agreement.

                            29.5 If for any reason a Process Agent of a Party ceases to be able to act as a process agent, that Party must promptly appoint another person in England as its process agent.

                            29.6  Each Party agrees that the service of
                                  documents on its Process Agent or any other person appointed by it under this clause will be sufficient service on it.

EXECUTED as an agreement

                                                                              70
--------------------------------------------------------------------------------


Schedule 1                        [Intentionally blank]
--------------------------------------------------------------------------------

                                                                              71
--------------------------------------------------------------------------------


Schedule 2                        [Intentionally blank]
--------------------------------------------------------------------------------

                                                                              72
--------------------------------------------------------------------------------


Schedule 3                        [Intentionally blank]
--------------------------------------------------------------------------------

                                                                              73
--------------------------------------------------------------------------------


Schedule 4                        [Intentionally blank]
--------------------------------------------------------------------------------

                                                                              74
--------------------------------------------------------------------------------


Schedule 5                        [Intentionally blank]
--------------------------------------------------------------------------------

                                                                              75
--------------------------------------------------------------------------------


Schedule 6                        [Intentionally blank]
--------------------------------------------------------------------------------

                                                                              76
--------------------------------------------------------------------------------


Schedule 7                        [Intentionally blank]
--------------------------------------------------------------------------------

                                                                              77
--------------------------------------------------------------------------------


Execution page
--------------------------------------------------------------------------------
SIGNED by                    as an       )
authorised representative of             )
TELSTRA CORPORATION LIMITED in the       )
presence of:                             )
                                         )
........................................  )
Signature of witness                     )
                                         )
........................................  )
Name of witness (block letters)          )
                                         )
........................................  )
Address of witness                       )
                                         )
........................................  )
Occupation of witness                    )
                                         )

SIGNED by                                )
as an authorised representative of       )
AUSTRALIAN NETWORK COMPANY PTY LIMITED   )
                                         )
........................................  )
Signature of witness                     )
                                         )
........................................  )
Name of witness (block letters)          )
                                         )
                                         )
........................................  )
Occupation of witness                    )
                                         )

                                                                              78
--------------------------------------------------------------------------------
EXECUTION PAGE


SIGNED by Dick Simpson                   )
as authorised representative             )
for TELSTRA CORPORATION LIMITED          )
in the presence of:                      )
                                         )
........................................  )
Signature of witness                     )
                                         )
........................................  )
Name of witness (block letters)          )
                                         )
........................................  )
Address of witness                       )
                                         )
........................................  )   ...................................
Occupation of witness                    )   By executing this agreement the
                                         )   signatory warrants that the
                                         )   signatory is duly authorised to
                                         )   execute this agreement on behalf of
                                             Telstra Corporation Limited

SIGNED by                                )
as authorised representative             )
for TELSTRA HOLDINGS (BERMUDA) NO 1      )
LIMITED in the presence of:              )
                                         )
........................................  )
Signature of witness                     )
                                         )
........................................  )
Name of witness (block letters)          )
                                         )
........................................  )
Address of witness                       )
                                         )
........................................  )   ...................................
Occupation of witness                    )   By executing this agreement the
                                         )   signatory warrants that the
                                         )   signatory is duly authorised to
                                         )   execute this agreement on behalf of
                                             Telstra Holdings (Bermuda)
                                             No 1 Limited

                                                                              79
--------------------------------------------------------------------------------
SIGNED by                                )
as authorised representative             )
for TELSTRA HOLDINGS PTY LIMITED         )
in the presence of:                      )
                                         )
........................................  )
Signature of witness                     )
                                         )
........................................  )
Name of witness (block letters)          )
                                         )
........................................  )
Address of witness                       )
                                         )
........................................  )   ...................................
Occupation of witness                    )   By executing this agreement the
                                         )   signatory warrants that the
                                             signatory is duly authorised to
                                             execute this agreement on behalf of
                                             Telstra Holdings Pty Limited

SIGNED by                                )
as authorised representative             )
for PCCW LIMITED                         )
in the presence of:                      )
                                         )
........................................  )
Signature of witness                     )
                                         )
........................................  )
Name of witness (block letters)          )
                                         )
........................................  )
Address of witness                       )
                                         )
........................................  )   ...................................
Occupation of witness                    )   By executing this agreement the
                                         )   signatory warrants that the
                                         )   signatory is duly authorised to
                                         )   execute this agreement on behalf of
                                             PCCW Limited

                                                                              80
--------------------------------------------------------------------------------
SIGNED by                                )
as authorised representative             )
for PACIFIC CENTURY CABLE HOLDINGS       )
LIMITED in the presence of:              )
                                         )
........................................  )
Signature of witness                     )
                                         )
........................................  )
Name of witness (block letters)          )
                                         )
........................................  )
Address of witness                       )
                                         )
........................................  )   ...................................
Occupation of witness                    )   By executing this agreement the
                                         )   signatory warrants that the
                                         )   signatory is duly authorised to
                                         )   execute this agreement on behalf of
                                             Pacific Century Cable
                                             Holdings Limited

SIGNED by                                )
as authorised representative for         )
for REACH LTD.                           )
                                         )
in the presence of:                      )
                                         )
........................................  )
Signature of witness                     )
                                         )
........................................  )
Name of witness (block letters)          )
                                         )
........................................  )
Address of witness                       )
                                         )   ...................................
........................................  )   By executing this agreement the
Occupation of witness                    )   signatory warrants that the
                                         )   signatory is duly authorised to
                                             execute this agreement on behalf of
                                             Reach Ltd.

                                 Execution page



SIGNED by SIMON BROOKES             )
as an authorised representative of  )
TELSTRA CORPORATION LIMITED         )
in the presence of:                 )
                                    )
.................................... )
Signature of witness                )
                                    )
JOSHUA COLE                         )
.................................... )
Name of witness (block letters)     )
                                    )
Melbourne                           )
.................................... )  .........................................
Address of witness                  )  By executing this agreement the signatory
                                    )  warrants that the signatory is duly
Solicitor                           )  authorised to execute this agreement on
.................................... )  behalf of Telstra Corporation Limited
Occupation of witness               )


SIGNED by SIMON BROOKES             )
as authorised representative        )
for TELSTRA  HOLDINGS (BERMUDA)     )
NO 1 LIMITED in the                 )
presence of:                        )
                                    )
.................................... )
Signature of witness                )
                                    )
JOSHUA COLE                         )
.................................... )
Name of witness (block letters)     )
                                    )
Melbourne                           )
.................................... )
Address of witness                  )
                                    )
Solicitor                           )
.................................... )  .........................................
Occupation of witness               )  By executing this agreement the signatory
                                    )  warrants that the signatory is duly
                                    ) authorised to execute this agreement on ) behalf of Telstra Holdings (Bermuda) No 1
                                    )  Limited

SIGNED by SIMON BROOKES             )
as authorised representative        )
for TELSTRA HOLDINGS PTY LIMITED    )
in the presence of:                 )
                                    )
.....................................)
Signature of witness                )
                                    )
JOSHUA COLE                         )
.....................................)
Name of witness (block letters)     )
                                    )
Melbourne                           )
.....................................)
Address of witness                  )
                                    )
Solicitor                           )
.....................................)  .........................................
Occupation of witness               )  By executing this agreement the signatory
                                    )  warrants that the signatory is duly
                                    ) authorised to execute this agreement on ) behalf of Telstra Holdings Pty Limited


SIGNED by                           )
as authorised representative        )
for PCCW LIMITED in the presence of:)
                                    )
.....................................)
Signature of witness                )
                                    )
NIGEL JUSTIN DAVIES                 )
.....................................)
Name of witness (block letters)     )
                                    )
Simmons 2 Simons                   )
.....................................)
Address of witness                  )
                                    )
Solicitor, Hong Kong SAR            )
.....................................)
Occupation of witness               )  .........................................
                                    )  By executing this agreement the signatory
                                    )  warrants that the signatory is duly
                                    ) authorised to execute this agreement on ) behalf of PCCW Limited

SIGNED by                           )
as authorised representative        )
for PACIFIC CENTURY CABLE HOLDINGS  )
LIMITED                             )
in the presence of:                 )
                                    )
.....................................)
Signature of witness                )
                                    )
NIGEL JUSTIN DAVIES                 )
.....................................)
Name of witness (block letters)     )
                                    )
Simmons 2 Simmons                   )
.....................................)
Address of witness                  )
                                    )
Solicitor, Hong Kong SAR            )
.....................................)  .........................................
Occupation of witness               )  By executing this agreement the signatory
                                    )  warrants that the signatory is duly
                                    ) authorised to execute this agreement on ) behalf of Pacific Century Cable Holdings
                                    )  Limited


SIGNED by                           )
as authorised representative for    )
for REACH LTD.                      )
in the presence of:                 )
                                    )
.....................................)
Signature of witness                )
                                    )
CUONG HOANG                         )
.....................................)
Name of witness (block letters)     )
                                    )
Level 37, 2 Park St., Sydney        )
.....................................)
Address of witness                  )
                                    )
Lawyer                              )
.....................................)  .........................................
Occupation of witness               )  By executing this agreement the signatory
                                    )  warrants that the signatory is duly
                                    ) authorised to execute this agreement on ) behalf of Reach Ltd.